Listing Report:Supplement No. 63 dated Sep 28, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 283810
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.19%	Starting borrower rate/APR:	18.19% / 19.65%	Starting monthly payment:	$906.19

Auction yield range:	17.18% - 17.19%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	7	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,976	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	aviator-entrepreneur	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion
Purpose of loan: This loan will be used to consolidate and expand the existing business.

Being an entrepreneur, i started a popular Indian fast food concept about two years back. The place became so popular that we opened a second location within 8 months of opening the first location. We have had rave reviews in the press lately and have been featured in front page stories in more than half a dozen local newspapers. We have also been featured in FOX NEWS, CBS Affiliate Channel 10, and the Daytime show on NBC. I have the honor to have been judged the Entrepreneur of the month for Feb 08, in a popular website - indiaon.com.
We successfully franchised our concept and are ready open multiple locations in our local area in the next few months. This funds would be used to partly fund the expansion drive and set up a centralized kitchen for supplying prepped food to our franchisees.

After doing all the hard work in the initial stages and establishing the company on firm footing, I am averse to take in a partner just for want of funds at this stage. That is the reason for me approaching this forum for funding my expansion drive.
thanks for your interest
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 324846
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 36.62%	Starting monthly payment:	$384.51

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1994	Debt/Income ratio:	40%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	24 / 19	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	59	Length of status:	10y 3m
Amount delinquent:	$3,981	Revolving credit balance:	$13,437	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	needbreakinbama	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
READY!! to c-card DEBT FREE!!!!1
Purpose of loan:
This loan will be used to?consolidate all my credit cards ?

My financial situation:
I am a good candidate for this loan because? im trying to pay off all my credit cards. as i pay them off they get cut up.? my problem is that i have to much credit everything is in my name cars trucks 2 homes? i just want to be credit card debt free . i am willing to let the repayment of this loan come directly out of my check . i have 8 credit cards . (1000.00) a month i would love to have about a 400.00 to 500.00 payment . my daughter will start college next year , i really need to be saving for that but i cant please help me get out of debt. thank you? so much

Monthly net income: $ 3200?

Monthly expenses: $
??Housing: $ 1000.00
??Insurance: $ 200.00
??Car expenses: $ 200.00
??Utilities: $ 100.00 to 200.00
??Phone, cable, internet: $ 100.00 to 150.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 1000.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 401194
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$290.32

Auction yield range:	17.18% - 22.00%	Estimated loss impact:	35.75%
Lender servicing fee:	1.00%	Estimated return:	-13.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1993	Debt/Income ratio:	39%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	14y 1m
Amount delinquent:	$0	Revolving credit balance:	$29,648	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	SHARKTIGER43	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off some debts and help out my mother since my father died of liver cancer on July 20th.? They were already having financial problems and my mother's fixed income can't take care of the bills.

My financial situation:
I am a good candidate for this loan because? I make over $50,000 a year and I will pay off several bills that will free up over $1,000 a month.

Monthly net income: $ 3300.00

Monthly expenses: $
??Housing: $ 500.00
??Insurance: $ 50.00
??Car expenses: $?584.00
??Utilities: $ 50.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 75.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 600.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421272
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 14.92%	Starting monthly payment:	$32.90

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1999	Debt/Income ratio:	17%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	21	Length of status:	0y 1m
Amount delinquent:	$10,970	Revolving credit balance:	$6,244	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	kevhol2259	Borrower's state:	NorthCarolina	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	740-760 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	740-760 (Aug-2008)
Principal balance:	$708.78	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Hardwood Flooring
Purpose of loan:
This loan will be used to? Purchase the materials needed to remove the carpeting in my living room and install hardwood flooring.
My financial situation:
I am a good candidate for this loan because?My wife and I are both working full time with well paying companies. I was working with an auto dealership for the past 4 yrs and was let go from the dealership a few months ago. I was able to return to my previous employer as a Restaurant Manager in which I had 6 yrs previous experience. I have 1 other loan with prosper that I have not missed a payment on and I have not been late on a payment. I do set up automatic withdrawal for payments to make sure they are paid on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424458
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	13	Length of status:	0y 2m
Amount delinquent:	$391	Revolving credit balance:	$7,461	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	velocity-maximizer	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying power
Purpose of loan:
This loan will be used to? increase my ability to create more income on my investments.

My financial situation:
I am a good candidate for this loan because?I have?loan amount invested and can use to back my loan.?

Monthly net income: $ 2000

Monthly expenses: $ 0
??Housing: $ 500
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $?100
??Phone, cable, internet: $?50
??Food, entertainment: $ 200
??Clothing, household expenses?$30?
??Credit cards and other loans: $ 200
??Other expenses: $ 10
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425244
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-2004	Debt/Income ratio:	54%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$22,556	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	80%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	autonomous-deal3	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finish Projects
After a complicated past of having a son out of wedlock, finding out he wasn't mine after two and a half years, I started fresh because I was destroyed financially by court fees and several other factors. I met my wife, Shawna, and we started our life together, got married in the summer of 2005 and bought our home. I started remodeling; taking out everything, even the walls and chimney all the way to the original outside walls. With the help of my father and a few in-laws, the house was completely rewired, re-plumed, insulated, floor plan redone, and dry walled. I need this loan to finish the various?remodeling projects I have started. We recently (on fathers day) had our fist son, very emotional for me, and I know he will be mobile sooner that I think so I need to get this done and get the building materials out of the way to keep him safe.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425850
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$636.77

Auction yield range:	17.18% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1997	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	9y 8m
Amount delinquent:	$0	Revolving credit balance:	$405,726	Occupation:	Executive
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	DoctorPartner	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	700-720 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	700-720 (Aug-2008)
Principal balance:	$7,633.99	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Help to Expand Successful Business
I am the owner of a prescription drug distribution company.The company is 4 years old and we have 18 employees.We sell prepackaged prescription drugs direct to physicians and bill insurance carriers for the drugs when the physician prescribes them. We make money on the sale of the drug and we also charge the physician a fee for billing for the prescription.The physicians take up to 90 days to pay for the drugs and insurance carriers take up to 90 days reimburse us for the claims.When new customer?s sign-up with us they buy a large opening inventory and subsequent monthly purchases are smaller.Our sales agents are bringing on large medical practices which means we have to front the money to increase inventory.The money borrowed will be used to finance the purchase of bulk drugs many of which are "brand" drugs which means they are very expensive.The first of the large new practices has already signed a contract with us and we are in process of bottling their product.The margin on the product sales are about 52% and our fee for process claims is 30%.Claims get paid in about 90 days from the insurance carriers.Carriers and physicians are very good payers ? we have experienced about 4% bad debt over the last 3 years.We do not intend to pay off the loan early.I am a good candidate for this loan because the business is very strong and has great potential.Physicians and insurance companies are reliable payers, albeit slow.Failure is not an option for me and I will do what it takes to get the company to this next level of growth.I have 18 employees to support!.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425904
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$81.42

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-2005	Debt/Income ratio:	16%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,454	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	orange-exchange-venture	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buy Use Auto
Purpose of loan:
This loan will be used to?Pay off credit card debt and purchase a used truck

My financial situation:
I am a good candidate for this loan because? Need a new vehicle. Tree fell on my current car. My monthly bills are split with my spouse.
Monthly net income: $ 2900

Monthly expenses: $
??Housing: $?850
??Insurance: $ 100
??Car expenses: $?200
??Utilities: $?95
??Phone, cable, internet: $ 125
??Food, entertainment: $?225
??Clothing, household expenses $?85
??Credit cards and other loans: $?340
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425920
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$254.71

Auction yield range:	17.18% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1980	Debt/Income ratio:	16%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	28	Length of status:	14y 3m
Amount delinquent:	$0	Revolving credit balance:	$7,892	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	63%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	p2p-drum	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pating off my credit cards
Purpose of loan:
This loan will be used to consolidate my credit bills. The banks have increased the rates without me being close to be overlimit or late.

My financial situation:
I am a good candidate for this loan because I am work fulltime, my wife receives a pension and we are excellent budgters.

Monthly net income: $ 8900

Monthly expenses: $
??Housing: $ 1219????
??Insurance: $ 77????
??Car expenses: $ 100????
??Utilities: $ 195
??Phone, cable, internet: $ 115
??Food, entertainment: $ 300
??Clothing, household expenses $ 500
??Credit cards and other loans: $?600
??Other expenses: $ 400 (Medical)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425922
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$59.21

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1997	Debt/Income ratio:	20%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,078	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	2
Screen name:	heatherrae06	Borrower's state:	Ohio	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
High credit score! Will Pay!
Purpose of loan:
This loan will be used to? pay insurance premium.?

My financial situation:
I am a good candidate for this loan because?I pay all of my bills on time and I have been with my current employer for?over 6 years.? My husband got laid off and we had to use his Cobra insurance.? The company gave us a subsidy for 3 months on those premiums.? When that 3 months was up they failed to correctly bill us so we continued to pay at the subsidy rate.? Today I got a bill for $1330.00 that is due by 11/17/09 not including the November premium of $414.? It is showing that I under paid July through October.??Since it was their mistake they are giving me 45 days to pay it.? That is a?big chunck?to come up with in 45 days.? We will have no problem paying the $414 per month premium plus this loan.? We just need help to come up with this large amount to get us back on track.?My husbands company just got awarded a huge government contract and he is expected to be called back to work soon.

Monthly net income: $ 1900 + comissions and bonuses + $1600 income from my husband unemployment

Monthly expenses: $?1796
??Housing: $0 I manage an apartment community so I pay no rent?
??Insurance: $225 for life and vehicle?
? Health Insurance $414
??Car expenses: $ 407
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $300.00?
??Clothing, household expenses $ 100
??Credit cards and other loans: $?267?
??Other expenses: $ 100 diapers
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425924
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,700.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	12.99%	Starting borrower rate/APR:	13.99% / 16.15%	Starting monthly payment:	$297.30

Auction yield range:	8.18% - 12.99%	Estimated loss impact:	8.29%
Lender servicing fee:	1.00%	Estimated return:	4.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1995	Debt/Income ratio:	26%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$24,716	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	jbucha01	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	700-720 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	720-740 (Jul-2007)
Principal balance:	$783.87	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Wiping out credit cards 4 my family
Purpose of loan:?Specifically, I will payoff?two of my outrageous BofA credit cards with?higher interest rates that are unjustified. BofA unjustly raised my rates for no apparent reason and will not negotiate.? I have been a customer of BofA for years?so much for loyalty. They also bought my Upromise card from Citibank and then raised the rate. I never agreed to any of this, nor have I ever been late. Not one time.? I never would have taken these cards out at 15.99% and 24.99%. I would like this Prosper loan?to?have a better quality?of life by paying a reasonable interest rate.

My Financial situation: I've been in sales for over 9 years now, and I've been doing well. Just want to consolidate so we can actually?start?our savings.?Recently we had our third child and I've been?considering getting a second job to pay off these outrageous Bank of America credit cards. They are taking more interest money from my family and why? ?.because they can. The Gov isn?t acting fast enough, but thankfully this February the laws will change to protect us?..Starting in February, credit card statements will begin to spell out in an easy-to-read way how long it will take to pay off a balance if you make only the minimum payment each month. Credit card companies will no longer be able to raise interest rates on existing balances if you've been paying on time, won't be allowed to raise rates the first year an account is open unless a time-limited promotional rate is explained up front, and will have to review accounts every six months if they do hike rates, to see if they should lower them again.??

Just looking to pay a lower interest rate, consolidate?outrageous credit card rates, start a savings account, and?not have to work a second job. I'd rather have a better quality of life by spending time with our family.

Monthly net income:

$4,900 Monthly expenses: $ (All Split with Wife)??Housing: $800 ??Insurance: $55??Car expenses: $422??Utilities: $90??Phone, cable, internet: $93??Food, entertainment: $400??Clothing, household expenses $?100??Credit cards and other loans: $?250??Other expenses/incidentals: $80GUARANTEED ROI AS I PAY AUTOMATIC DEBIT ACH CHECKING PAYMENT. Thank you for your consideration in advance as I really appreciate this opportunity as an option.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425928
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$323.42

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1975	Debt/Income ratio:	13%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	9 / 7	Employment status:	Retired
Now delinquent:	0	Total credit lines:	22	Length of status:	9y 6m
Amount delinquent:	$0	Revolving credit balance:	$22,477	Stated income:	$75,000-$99,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	KISSENA_ENTERPRISE	Borrower's state:	Texas	Borrower's group:	Global Group - Fast Same Day Approval -
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
GOOD INVESTMENT!!! BETTER RETURNS!!
Purpose of loan:
This loan will be used to pay down my credit card debt. As you probably can see from this posting, my credit card debt is very high and need's to be paid down in order to increase my credit scores. I am attempting to increase my credit scores and payback this loan within 6 months. This will give me a better chance at getting funded for a $15,000 loan I need?in order?to expand my current business.

My financial situation:
I am a good candidate for this loan because I have the means to pay it back in a very short period of time giving investors a much quicker return. This will give you, the investor, a quick return and free up cash to make bigger and better investments. I am a retired CFO with over 25 years experience in this position. With that being said, as a CFO you live by a code of ethnics and I know what investors want and that I usually give to my investors. Just by reviewing my profile, I have a long steady history of never having any late payments or delinquencies ever!! That is the number one reason you?can rely on?your investment?being better?secured. Please do not hesitate to bid because you will find that this is one of the better, more secure?investments you can make here on Prosper.. Thanks!

Monthly net income: $ 8,500

Monthly expenses: $
??Housing: $ 1250
??Insurance: $?300
??Car expenses: $?200
??Utilities: $?300
??Phone, cable, internet: $100
??Food, entertainment: $400
??Clothing, household expenses $?100
??Credit cards and other loans:?$600?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425934
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1991	Debt/Income ratio:	25%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,865	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$1-$24,999
Delinquencies in last 7y:	26	Homeownership:	No
Inquiries last 6m:	3
Screen name:	magma544	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
videos for everyone
Purpose of loan:
This loan will be used to?I am purchasing the only video store in my town and because of personal reasons the owner had to close the doors.? I need this money to?expand?the inventory and bring it?up to date.?

My financial situation:
I am a good candidate for this loan because? I pay all of my bills on time and I am the type of person that will work as hard as it takes to make what I want happen.

Monthly net income: $ 2,500.00

Monthly expenses: $
??Housing: $ 250.00
??Insurance: $ 74.00
??Car expenses: $ 200.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 95.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 25.00
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425936
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 16.63%	Starting monthly payment:	$33.69

Auction yield range:	4.18% - 12.00%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1999	Debt/Income ratio:	24%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	19 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$30,677	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	proper-investment8	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Creating a Prosper Credit History
Purpose of loan:
This loan will be used to establish a credit history with Prosper. Specifically, the money will pay off my Dick's sporting goods card completely; with a little left over.

My financial situation:
I am a good candidate for this loan because I currently do not miss making my payments and I am lowering my debt to income ratio responsibly without involving a debt management program.

Monthly net income: $ 6500

Monthly expenses: $?5855
??Housing: $?978?- I have a renter in my house in North Carolina that pays?the mortgage amount of 978.00
??Rent: $ 1500
??Insurance: $ 147 - Go Geico!
??Car expenses: $ 700
??Utilities: $ 250
??Phone, cable, internet: $ 130
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1300
??Other expenses: $ 250 - Tithe
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425938
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$271.82

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1991	Debt/Income ratio:	10%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	11y 6m
Amount delinquent:	$54	Revolving credit balance:	$9,095	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	adri02	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	560-580 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay?down credit card debt with high interest rates.???

My financial situation:
I am a good candidate for this loan because we are commited to paying off our credit card debt.? I have worked for the local utility company since 03/01/98.? I am a ditchtender, provide local farmers access to the water they need for irrigation.?????We purchased our first home in September 2008.???I would like to consolidate all credit card debt so I can just make one monthly payment with a lower interest rate.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425944
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 27.88%	Starting monthly payment:	$39.23

Auction yield range:	8.18% - 23.00%	Estimated loss impact:	7.04%
Lender servicing fee:	1.00%	Estimated return:	15.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1995	Debt/Income ratio:	51%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,862	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	contract-announcer	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto repair
Purpose of loan:
This loan will be used to?fix the electrical and alignment problems in my car, and the a/c and heater problems in my husband's truck.?

My financial situation:
I am a good candidate for this loan because?I pay all of my bills on time, every month, and sometimes I pay a little bit extra to try and knock down my debt.? I have worked extremely hard?for the last 10 years to build up my credit, since I?made a couple of poor?decisions as a?teenager.?

Monthly net income: $ 2150.00

Monthly expenses: $
??Housing: $ 0 (Husband pays)
??Insurance: $ 0 (Husband pays)
??Car expenses: $ 150 (gas and oil changes, etc)
??Utilities: $ 0 (Husband pays)
??Phone, cable, internet: $ 120 (cable and internet)
??Food, entertainment: $ 250
??Clothing, household expenses $ 50
??Credit cards and other loans: $?800
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425946
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1996	Debt/Income ratio:	40%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	9	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$999	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	74%	Stated income:	$1-$24,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	2
Screen name:	kneel	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	540-560 (May-2008)
Principal balance:	$729.80	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Setting my boys off right!!!
Purpose of loan:
This loan will be used to?help my twin sons get off to a good start on their own. I will use the money to set each one up with a budget and teach them how to maintain it and also keep a savings account going. Ron has had his own checking account for almost 2 years with never a mess up on it. Paul has been living with?their father until recently so I have to catch him up!!!!!?By the way, my little sprint is still going strong, the boys are using it now. Thanks for funding the loan to fix it, that loan be paid in full if this one gets funded.

My financial situation:
I am a good candidate for this loan because?I have kept all accounts current and am working on raising my credit score while I am teaching?my sons, I am using my situation as a good example?of what to do as well as what happens when you make the wrong choices. I have been at my current job since Oct. 2004 and there are plans in the works for advancements.?I am like alot of people now in that times are hard and there are tight spots everywhere but I have my own budget and check it everyday to make sure I am staying on track.

Monthly net income: $ 1600.00

Monthly expenses: $
??Housing:???????????????????????????????????$ 340.00 husband pays
??Insurance:?????????????????????????????????$ 175.00
??Car expenses:?????????????????????????? $ 450.00
??Utilities:????????????????????????????????????$ 100.00 elect. husband pays,?we have well water
??Phone, cable, internet:???????????????$ 140.00?
??Food, entertainment:??????????????????$ 300.00
??Clothing, household expenses???? $ 200.00
??Credit cards and other loans:?????? $ 115.00
??Other expenses:???????????????????????? $? 75.00?
? Total expenses?????????????????????????? $ 1455.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425954
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1992	Debt/Income ratio:	5%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	4 / 2	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	17	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$308	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	vista7	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving Expenses
Purpose of loan:
This loan will be used to assist in my moving expenses: rental of truck, rental deposit, purchase washer and dryer, large area rugs for two rooms and deposit on utilities.++

My financial situation:
I am a good candidate for this loan because I do not have alot of outstanding bills.? I work every day and usually have to work extra hours to cover shifts at my house when my staff need time off.

Monthly net income: $ 1600+

Monthly expenses: $
??Housing: $425
??Insurance: $150 (Life/Car)?
??Car expenses: $50
??Utilities: $150
??Phone, cable, internet: $100
??Food, entertainment: $100
??Clothing, household expenses $75
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425960
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,990.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.75%	Starting borrower rate/APR:	20.75% / 23.00%	Starting monthly payment:	$450.19

Auction yield range:	11.18% - 19.75%	Estimated loss impact:	10.47%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1995	Debt/Income ratio:	21%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	27	Length of status:	3y 5m
Amount delinquent:	$209	Revolving credit balance:	$13,009	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	goodtogreat	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 100% )	720-740 (Latest)
Principal borrowed:	$9,990.00	< mo. late:	0 ( 0% )	620-640 (Jan-2007)
Principal balance:	$1,700.39	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
Second listing - pay off cards
Thank you for considering my loan listing.? This is my second loan request with Prosper.? I would like to consolidate my credit card debt and continue to improve my credit rating with this loan.? For my first loan, I have paid every payment on time.? With the current changes to the credit card market, I would like to get rid of my balances so card issuers?cannot continue to raise the interest rates without any reason (no current late payments or over balances).

Below is a summary of my monthly cash flow:

Income (net, after tax)$4,600Rent$1,350Groceries/Dining$750Utilities/Phone/Cable/Internet$300Miscellaneous$200Auto expenses
Insurance (car, renters, life)$900Total Expenses$3,500Available for Debt$1,100Current Debt Payments$900
Use of Proceeds - AmEx, Discover,?U.S. Bank, and existing Prosper loan (current bal. of?$1,680.00)

New Debt Payments*$450
* Includes Prosper loan payment of $450. All other debt will be paid off with this loan and my regular debt payments scheduled next month.

Feel free to e-mail me any questions about this loan request.? As with my first loan, I will make all payments on time.? I am aware of the current delinquency and am in the process of resolving it.? I think you will find, again, that?this is a great investment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425962
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.33%	Starting borrower rate/APR:	13.33% / 15.48%	Starting monthly payment:	$423.16

Auction yield range:	4.18% - 12.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1995	Debt/Income ratio:	25%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$173,895	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	treasure-crescent	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Credit Cards
Purpose of loan:
I am seeking a loan?which I can use to pay down credit card debt. 2008 was a tumultuous year in which I got engaged and married, consolidated two households (mine and my wife's), and then had to handle a family health problem (my new wife had a neck injury which prevents her from working). Dealing with all of the above left me with more revolving credit than I'd like. Now that the credit card companies have raised interest rates in advance of the new regulations, it's time to consolidate to get rid of the high-interest debt.

My financial situation:
I am a good candidate for this loan because:
- I have been employed by the same company for 8 years
- I have a W-2 salary income of $210,000 annually
- I am a married homeowner
- I have never been arrested for any reason
- I have never declared bankruptcy or reneged on any debt
- I have never been the subject of litigation personally or professionally
- I am a licensed attorney and a graduate of Harvard Law School

In short, I am a responsible, financially stable wage-earner who will reliably pay back any loan I receive.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425964
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$994.00

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1997	Debt/Income ratio:	34%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,039	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	wealth-multiplier1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying an Investment Duplex
Purpose of loan:
This loan will be used to?
I am a real estate investor, and I have an opportunity to purchase a duplex in FL.? The property is valued at $90,000 and I am able to purchase it for $35,000.? The property only needs cosmetic rehab (paint and new carpet).? I can easily place tenants in both sides of the building with rent of $575 each/month.
My financial situation:
I am a good candidate for this loan because?
I have partnered with another local real estate investor who brought the property to me.? He is currently in the process of doing a multi-million dollar deal.? Between the two of us, I am confident we can make this duplex a successful investment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425968
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$543.64

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1991	Debt/Income ratio:	60%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	21 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	11y 10m
Amount delinquent:	$0	Revolving credit balance:	$31,737	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	mindful-dinero	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off my credit cards
Purpose of loan:
This loan will be used to?
pay off my high intrest credit cards cut them up and throw them out
My financial situation:
I am a good candidate for this loan because?
I pay bills on time. never late.
Monthly net income: $
2000.00appx.
Monthly expenses: $
??Housing: $ 1083.67
??Insurance: $
??Car expenses: $ 50.00
??Utilities: $ 250.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425970
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	22.04%	Starting borrower rate/APR:	23.04% / 25.32%	Starting monthly payment:	$232.38

Auction yield range:	8.18% - 22.04%	Estimated loss impact:	7.02%
Lender servicing fee:	1.00%	Estimated return:	15.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-2007	Debt/Income ratio:	11%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,043	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	feelthankful	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
to payoff bills/bumpup credit score
Purpose of loan:

My wife isn't a US citizen or permanent resident. She got a job offer in a different city. To help her work in US legally, I paid thousands for lawyer fees for her work visa (work permit), and then we spent another amount of money for her to settle down in that city.

Besides that, I had a loan from LendingClub one and a half years ago, and made my best paid it off about 1 month ago (I paid about $6000 within last 3 months for the loan).

So I was pretty much short of money last few months although I have a stable job with decent salary. To pay off those bills, I had to cash advanced money from two of my credit cards, which made my credit score dropped 50 points within last one month.

OK, now in order to pay off those cash advanced money from my credit card, bump up my credit score, and make me less stressed, I finally decided to borrow money again. Yes, like my last loan from LendingClub, I will try to prepay it as soon as I have extra money, but you can still earn most interests/money from me since most interests were paid to you at the first couple months of the loan.

(I can show you all my pays tubs within last 2 years, payment history for my last loan, etc.)

Thanks for your help.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425972
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.43%	Starting borrower rate/APR:	12.43% / 14.57%	Starting monthly payment:	$835.50

Auction yield range:	3.18% - 11.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1990	Debt/Income ratio:	5%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	16y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,608	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	intuitive-finance	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consulting contract bridge funding
This loan is to provide bridge funding on two new consulting contracts I received this month. I will receive payment on these by the end of the year from my long term customers. My credit is excellent and I have been wanting to finally use Prosper if the rate is better than bank funding. My listing has been updated per advice from Prosper's customer service. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425974
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$652.37

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-2004	Debt/Income ratio:	45%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,424	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	finance-equilibrium	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help me get ahead...
Purpose of loan:
This loan will be used to?

My financial situation:
I am in a good position with a very good new job. I want to get everything put into one loan though so I can stop sending money to a bunch of places. I just want one bill. I already have over $800.00 going out in bills a month. So if I got the loan I need with a decent APR (I hope under 10%) I would only be paying out around 400-500 a month! That's less than one paycheck! It would really help me get ahead and be able to provide a lot more for my 4 year older daughter, Cheyenne. Oh, by the way, I'm NEVER late on payments, and I have always payed my loans to the end with NO PROBLEMS EVER!

Monthly net income: $ Around $2500.00

Monthly expenses: $
??Housing: $ 300
??Insurance: $ 200
??Car expenses: $ 290
??Utilities: $ 100
??Phone, cable, internet: $ 90
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 60
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425976
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,300.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$261.89

Auction yield range:	11.18% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1996	Debt/Income ratio:	29%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	16	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,001	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	60%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	0
Screen name:	healthy-investment0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
I would like to use this loan to pay my credit card balances and avoid shifting interest rates.

My financial situation:
I am a good candidate for this loan because I have consistently made my payments as well as paying well over the minimum payment since graduating from school. This loan is not a matter of not being able to pay my credit cards, but simply to be able to save money and not have to pay all the different interest rates that I currently have. My rating would be higher but I made some poor financial decisions while I was a college student.

Monthly net income: $ 2100

Monthly expenses: $ 1540
??Housing: $ 650
??Insurance: $916 (paid every 6months)
??Car expenses: $ 265
??Phone, cable, internet: $ 125
? Credit cards: $ 350
? Other expenses: $150

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425978
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-2001	Debt/Income ratio:	53%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	18y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,223	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	86%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	deerhunter35	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	600-620 (Jul-2008) 540-560 (Aug-2007) 520-540 (Jul-2007)
Principal balance:	$1,878.85	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
payoff other prosper/new heat/air
Purpose of loan:
This loan will be used to? pay off my previous prosper loan, my wifes prosper and purchase a new heat/air unit ours went out!!? I previously asked for $7500 but my in-laws have offered to pay part of the expense! I want to pay off my wifes existing propser loan as well as mine and take whats left to put towards our ac/heat!? This way instead of having 3 loan payments we have 1.

My financial situation:
I am a good candidate for this loan because?I have been employed at the same company for 18yrs and my wife has been there 13yrs. We are up to date with all bills and are trying to improve our credit scores! I make 10.50 an hour and get paid weekly, my wife makes 11.50 hrly and she gets paid weekly.? This loan repayment will come right out of the bank so its always paid on time everytime!? Remember as you look at the monthly expenses this is what my wife and I pay and we both work, it's just not? me paying myself.

Monthly expenses: $
??Housing: $ building our own
??Insurance:? 59
??Car expenses: $ 484
??Utilities: $?250
??Phone, cable, internet: $?79
??Food, entertainment: $?100??
??Clothing, household expenses $
??Credit cards and other loans: $194?( 2?prosper loans)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425980
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1999	Debt/Income ratio:	21%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$16,854	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	Business_Ninja	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Remodeling Kitchen and Bathroom
Purpose of loan:
I want to improve my house by remodeling the kitchen and bathroom

My financial situation:
I am single.? I have a good job and very little expenses

Monthly net income: $
$6250
Monthly expenses: $
??Housing: $ 678
??Insurance: $ 54.20
??Car expenses: $ 175.62
??Utilities: $ 138.00
??Phone, cable, internet: $ 119.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425988
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1994	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$4,439	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	lucrative-dedication	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bar Study Loan
Purpose of loan:
I recently graduated from Law School and will be using this loan to pay for the bar study course offered by BarBri and other related expenses. The course itself is $2,600, of which I have paid $600 to date. I plan to sit for the February Bar and would like to?get the study materials as soon as possible.?The Bar application fee is $500. Other expenses?include: fingerprints,?photos, DMV records, etc. ?

My financial situation:
I am a good candidate for this loan because: (1) I am currently employed as a law clerk with a firm in downtown Las Vegas; and (2) once I pass the bar and am sworn in?I will be a licensed attorney.?

Monthly net income: $3,500

Monthly expenses: $
??Housing: $1,050
??Insurance: $100
??Car expenses: $200
??Utilities: $100
??Phone, cable, internet: $100?
??Food, entertainment: $100
??Clothing, household expenses $200
??Credit cards and other loans: $200
??Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425990
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 11.52%	Starting monthly payment:	$31.34

Auction yield range:	3.18% - 7.00%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	6.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-2004	Debt/Income ratio:	1%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	JJ-Loans	Borrower's state:	Illinois	Borrower's group:	Perfect Payment History Borrowers
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reinvestor
undefinedundefinedundefined Relisting with a higher rate and asking for less.?

Purpose of loan:
Think of it as a high yield savings account for yourself.

This loan will be used to reinvest in prosper.? I've been lending now on prosper for over a year and would like to add some leverage to my prosper portfolio by borrowing and reinvesting.? I guarantee this loan will be paid and will be setting up an autopay.? I currently have several times the amount I'm asking to borrow?in cash set aside?in a checking account.? This does?not including other investments;?so?if every borrower were to default the loan would be repaid with some of this money.? I'm just testing the waters and would like to borrow a small sum to experience the other side.

My financial situation:
I am a good candidate for this loan because I earn about $3500 a month not including a bonus that could potentially equal my salary in March.?

Expenses as budgeted in my Mint account:
Rent: 1100
Cash/Misc: 400
Food: 175
Entertainment: 150
Bills: 150
Dining: 100
Fitness: 50
Auto: 50

Savings: I get paid monthly and I try to set aside 1k per month.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425992
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 13.56%	Starting monthly payment:	$32.27

Auction yield range:	3.18% - 9.00%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	8.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jan-1986	Debt/Income ratio:	5%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	11y 0m
Amount delinquent:	$0	Revolving credit balance:	$15,964	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	doubledb	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
create wealth
Purpose of loan:
This loan will be used to? create wealth ????

My financial situation:
I am a good candidate for this loan because I repay even when it hurts? undefined
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425996
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1997	Debt/Income ratio:	21%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$2,363	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	abdulfrk	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	640-660 (Apr-2008)
Principal balance:	$4,297.70	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
buying a new car for my family
Purpose of loan:
This loan will be used to? i need a car for my family

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 2500

Monthly expenses: $?total 1100
??Housing: $ 700
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 50
??Phone, cable, internet: $ 49
??Food, entertainment: $ 100
??Clothing, household expenses $ 200
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425998
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$301.86

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	24 / 15	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	57	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$20,487	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	1
Screen name:	green-triumphant-income	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off loan with huge interest
Purpose of loan:
This loan will be used to payoff a personal loan with a huge interest, to be exact 5% a month.??

My financial situation:
I am a good candidate for this loan because? I never turn my back on any loans.? What I owe, I pay.? I am honest and I really just want to pay off this 60% a year interest loan from a "friend".? This interest is too much but I had no choice then when I borrowed this as I badly needed that money at that time.? My credit history will show that I used to owned so many credit cards with almost maximum used, but was able to pay off most of the credit cards, while the exiting ones have only less than 40% utilized and are all closed per my request..? I want to live credit card free and I feel I am making a very good progress here. If I pay this $7,000 I owe with huge interest, I can pay off my cards faster and hit my goal of being credit card free! That would be the most wonderful feeling!? I want my life back!

Monthly net income: $ 5500.00 self $12,000 combined with husband

Monthly expenses: $
??Housing: $ being paid by my husband
??Insurance: $ being paid by my husband
??Car expenses: $ 350
??Utilities: $ 250
??Phone, cable, internet: $ 220.00
??Food, entertainment: $ shared with my husband
??Clothing, household expenses $ shared with my husband
??Credit cards and other loans: $ 2,583
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426000
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	22.93%	Starting borrower rate/APR:	23.93% / 26.22%	Starting monthly payment:	$470.35

Auction yield range:	8.18% - 22.93%	Estimated loss impact:	7.54%
Lender servicing fee:	1.00%	Estimated return:	15.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1986	Debt/Income ratio:	20%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	3y 3m
Amount delinquent:	$89	Revolving credit balance:	$30,310	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	happy-reward3	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Want Freedom from Credit Cards
Hello Prosper community!? I am seeking this loan to free myself of the high interest rates of credit cards.? Like many of you, when the economic downturn started to affect the pockets of the credit card companies, my interest rates started rising even though I paid my bills on time.? I want to regain control of my financial future by paying off the cards and not falling into that trap again.

I am a good candidate for the loan because I have demonstrated financial responsibility.? Once a business owner in the past, I learned quickly that maintaining good credit is essential and to stay in business, a solid financial history is paramount.? Please support my loan! :)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426002
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1993	Debt/Income ratio:	19%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	9 / 7	Employment status:	Retired
Now delinquent:	6	Total credit lines:	29	Length of status:	2y 0m
Amount delinquent:	$4,311	Revolving credit balance:	$3,282	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	68%
Delinquencies in last 7y:	40	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	todd53	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	680-700 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
Money to Hire Disability Lawyer
Purpose of loan:
This loan will be used to pay a good disability lawyer to represent me in my case against the Air Force.
My financial situation:
I am a good candidate for this loan because I will pay my loan back. I had a loan on here before and paid it back.? I have had a few lates but I haven't had a late payment in over 2 years.? So what is reported on my credit report here on Prosper?is actually inaccurate.? I am currently taking the steps to correct this. Additionally I had a loan here on Prosper last year and paid it back.? I have a good payment history with Prosper.? The loan amount I am requesting this time is actually less than what I had requested from Prosper the last time when my loan was funded.

Monthly net income: $ 5400

Monthly expenses: $
??Housing: $ 1332
??Insurance: $ 125
??Car expenses: $ 516
??Utilities: $ 140
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 50
??Other expenses: $ 25
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426006
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,600.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$162.85

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1998	Debt/Income ratio:	32%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	2y 7m
Amount delinquent:	$9	Revolving credit balance:	$12,103	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Mags53	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	25 ( 100% )	620-640 (Latest)
Principal borrowed:	$11,300.00	< mo. late:	0 ( 0% )	620-640 (Aug-2009) 620-640 (Jul-2009) 720-740 (Apr-2009) 760-780 (Jan-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
DEBT FREE BY 2011
Purpose of loan:
This loan will be used to? CONSOLIDATE SOME DEBT THAT I ACCUMULATED WHILE HELPING MY SON THROUGH COLLEGE.? I PAY MY CREDIT CARDS ON TIME AND MORE THAN THE ;MINIMUM AMOUNT.? I WOULD LIKE TO HAVE ONE MONTHLY PAYMENT AND AM WORKING QUITE HARD TO BE DEBT FREE BY EARLY 2011
My financial situation:
I am a good candidate for this loan because? I PAID MY PAST TWO PROSPER LOANS IN HALF THE TIME I WILL DO THE SAME THIS TIME.? I HAVE CHANGED MY LIFESTYLE TO ACCOMPLISH MY DEBT FREE GOAL.? MY HUSBAND MANAGES ALL THE HOUSEHOLD ACCOUNTS SO I CAN CONCENTRATE ON MY DEBT.

Monthly net income: $?1650 ?? ???

Monthly expenses: $ 1400
??Housing: $
??Insurance: $?50
??Car expenses: $?350
??Utilities: $
??Phone, cable, internet: $ 65
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 700
??Other expenses: $ 135
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426008
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$655.98

Auction yield range:	11.18% - 31.32%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1995	Debt/Income ratio:	34%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	7y 6m
Amount delinquent:	$0	Revolving credit balance:	$21,701	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	frankrhps	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	700-720 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	700-720 (Aug-2008)
Principal balance:	$3,574.63	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Paying off all credit cards
Purpose of loan:
This loan will be used to pay off all high interest credit cards.

My financial situation:
I am a good candidate for this loan because I have a steady job and have no plans to leave. I never miss a payment on any of my bills and do not live outside my means. These credit card balances accumulated during a cross-country move 3 years ago and I can not get the balances down due to credit card companies constantly jacking up rates on everyone. I plan to pay off and cancel all the cards asap.
I should also mention that my wife works and greatly contributes to the bills as well as entertainment. Prosper does not let me include her income.

Monthly net income: $ 2700 + overtime

Monthly expenses: $
??Housing: $ 553
??Insurance: $ 85
? Utilities: $ 200
??Phone, cable, internet: $ 65
? Credit cards and other loans: 250?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426010
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1999	Debt/Income ratio:	48%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$4,760	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	6
Screen name:	madhooper5	Borrower's state:	Ohio	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 620-640 (Feb-2008) 600-620 (Dec-2007) 600-620 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
Credit Cards are the DEVIL!!!!!!!!!
Purpose of loan:
Get rid of credit card bills!!!!!

My financial situation:
I have a?job as a food and beverage manager of ?a? hotel?and want to get out of debt. Made some dumb mistakes when I was younger ie.. semster of college on a credit card & knee surgery on a CC, ran in to some idenity theft hence the inquiries and late payments, working to get that off my credit, and now I just want it all to go away. I am beginning a second job in october which will net me another $800.00 a month, since i am getting engage this month, if i muster up the gusto to ask my girlfriend of five years. I just want to consolidate it all to make it one easy payment. This is my tenth try at this, all the bid is much appreciated. Once I get out of my debt I can help other get out of theirs!!!!!!! This is my second listing the first i paid off a year a head of time help me so i can help others!!!

Please!!!!!!!

Thanks!!!

Steve

Monthly net income: $2200
Monthly expenses: $?around?1800
??Housing: $?1200
??Insurance: $ 48
??Car expenses: $?50 - gas
??Utilities: $?32
??Phone, cable, internet: $ 80
??Food, entertainment: $ 80
??Clothing, household expenses $?0
??Credit cards and other loans: $?425?
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426012
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1994	Debt/Income ratio:	12%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	6	Total credit lines:	27	Length of status:	4y 11m
Amount delinquent:	$3,090	Revolving credit balance:	$1,833	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	3
Screen name:	income-lilac	Borrower's state:	Vermont	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Better Budget - Help Pay Off Debt..
Purpose of loan:
Pay off credit cards and doctor bills creating the abillity to put some money away to assist with college and to have a little more wiggle room with my budget and?possibly save for a used car..
My financial situation:
After years of living pay-check to pay-check I am determined to minimize my bills and be more financially secure.? My goal is to?pay off?my credit card and?a few doctor bills,?pay a month ahead on all of my utilities as well as pay off a couple of?revolving credit accounts?. To only have one payment a month (being?a prosper?loan)?besides home and utilites would be ideal.? This would put me in a much better position to assist my child that will be going off to college next fall.

Monthly net income: $ 1600

Monthly expenses: $?1800
??Housing: $500
??Insurance: $60?
??Car expenses: $100
??Utilities: $130?
??Phone, cable, internet: $100
??Food, entertainment: $100?
??Clothing, household expenses $100
??Credit cards and other loans: $ 600
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426014
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.43%	Starting borrower rate/APR:	11.43% / 13.55%	Starting monthly payment:	$164.71

Auction yield range:	3.18% - 10.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1990	Debt/Income ratio:	6%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	46	Length of status:	1y 1m
Amount delinquent:	$39	Revolving credit balance:	$8,541	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Amplifi	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Sale of Home "Upside Down"
Purpose of loan:
My wife and I have a contract on our house for less than we owe on our mortgage (an "upside-down" situtation). I am seeking a loan in order to cover the balance due at closing on October 15, 2009. Help our family out of this situation!

My financial situation:
I am a good candidate for this loan because I am?well-educated (Ph.D.) and employed as a full-time tenure-track professor in the business school of Marymount University in Arlington, VA. I also consult for public and private organizations and have several contracts that total about $60K over the next 12 months, for a total income of $120K. Repayment will not be a problem, but we need help to get the house sold. We will be renting and paying a lot less.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426016
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 14.92%	Starting monthly payment:	$32.90

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1986	Debt/Income ratio:	Not calculated
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	10y 4m
Amount delinquent:	$0	Revolving credit balance:	$23,764	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	the-economy-revelry	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
bad times
Purpose of loan:
This loan will be used to? repair my basement

My financial situation:
I am a good candidate for this loan because?i will make sure my loan is paid on time
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426020
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1990	Debt/Income ratio:	44%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	60	Length of status:	22y 10m
Amount delinquent:	$10,313	Revolving credit balance:	$16,407	Occupation:	Flight Attendant
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	stewmary	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	660-680 (Aug-2009) 660-680 (May-2008)
Principal balance:	$1,348.70	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Paying for College (times 3!)
Purpose of loan:
We have 3 daughters in college, have been able to payforwhole year except for $2500, please help! Have paid 100% on time to Prosper for another loan! Please disreard the delinquent amount noted on report, have worked out arrangement on that with mortgage company and that is now considered current.
Monthly net income: $ 4000
Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426022
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$1,093.31

Auction yield range:	11.18% - 31.32%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1987	Debt/Income ratio:	37%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	11y 11m
Amount delinquent:	$0	Revolving credit balance:	$66,287	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	punctual-truth0	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Re-pay debt before retirement
Purpose of loan:
This loan will be used to? consolidate debt and start on a better footing toward retirement

My financial situation:
I am a good candidate for this loan because? I am honest and always make my payments on time - just need some help getting out of debt fast as retirment is approaching fast
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426036
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1995	Debt/Income ratio:	30%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	14 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	11y 3m
Amount delinquent:	$0	Revolving credit balance:	$22,813	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	7
Screen name:	gain-serrano	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping a sick relative
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 6500

Monthly expenses: $ 2150
??Housing: $ 800
??Insurance: $ 120
??Car expenses: $ 170
??Utilities: $ 140
??Phone, cable, internet: $ 120
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $400
??Other expenses: $ Nil
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426042
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1996	Debt/Income ratio:	89%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$28,430	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	affluence-boots	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF CREDIT CARDS
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because I am a very excellent person when it comes to paying bills on time.?I have never been late on any payments since I was able to establish credit. I have very high credit card interest rates and?I am trying to pay them off. I have been trying to call the credit card companies and everyone says the same thing. They all say at this time we are not lowering any one interest rates at this time. I really need your help and I hope that you are able to help. Thanks so very much.

Monthly net income: $ 2300

Monthly expenses: $
??Housing: $ 1510.00
??Insurance: $ 0
??Car expenses: $ 850
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 30,000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426044
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$249.41

Auction yield range:	11.18% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-2001	Debt/Income ratio:	27%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,525	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	kur258	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	42 ( 100% )	680-700 (Latest)
Principal borrowed:	$6,708.00	< mo. late:	0 ( 0% )	600-620 (Feb-2008) 600-620 (Jun-2007)
Principal balance:	$1,685.13	1+ mo. late:	0 ( 0% )
Total payments billed:	42
Description
home health business
I need the?cash to partner a home health agency

I need the?cash to partner a home health agency

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426046
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$23,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	10.50%	Starting borrower rate/APR:	11.50% / 13.63%	Starting monthly payment:	$758.45

Auction yield range:	8.18% - 10.50%	Estimated loss impact:	8.72%
Lender servicing fee:	1.00%	Estimated return:	1.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1996	Debt/Income ratio:	31%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	10y 3m
Amount delinquent:	$0	Revolving credit balance:	$18,897	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	enticing-revenue1	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payoff two credit cards
Purpose of loan:
This loan will be used to payoff two credit card debts I acquired helping out a family member.

My financial situation:
Thank you for taking the time to consider my request.? Let me start by first descibing myself.? I am happily married with three strong, intelligent boys ages 15, 9, and 4.? My wife works as a high school teacher and I am maintenance technician for a utility company.? Together we gross $90,000 a year.? We have a house payment of $590 a month, a home equity loan payment of $614 (used to remodel the house)? and a student loan payment of $415 a month.? Besides the two credit cards we have no other outstanding debt.? Now you may be asking where did all your money go?? My wife and I have both maxed out our 401k/403b? contributions and most of our "extra" money was given to a financial planner for investing.? Our financial planner did not do so well and our money has now been shifted to another firm.? Unfortunately, this money isn't available to us without huge penalties and is needed to remain invested if we are to ever recover our losses.?? We will both be reducing our contributions to cover the cost of the loan.? You will be paid back.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426048
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.43%	Starting borrower rate/APR:	10.43% / 12.54%	Starting monthly payment:	$97.41

Auction yield range:	3.18% - 9.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-840 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	30	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$4,098	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	TM-Copyright_2008_SesameWorks	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personalized Childrens Books
Make your child or grandchild a star... www.starlightstories.com

Unique Gifts
Treasured Keepsakes
Builds Self-Esteem &
Encourages the Joy of Reading

Need a loan for holiday marketing, business is ramping up and November/December will net 10 to 12K!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426050
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	11.18% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1990	Debt/Income ratio:	36%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	17 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	13y 1m
Amount delinquent:	$0	Revolving credit balance:	$5,698	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Godbless	Borrower's state:	Missouri	Borrower's group:	Christian Opportunities
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	32 ( 55% )	680-700 (Latest)
Principal borrowed:	$8,300.00	< mo. late:	26 ( 45% )	600-620 (Oct-2007) 540-560 (Aug-2006)
Principal balance:	$2,703.48	1+ mo. late:	0 ( 0% )
Total payments billed:	58
Description
Debt Consolidation
Investors will have no risk because I will pay everyone back in full.? My current salary is $49,250.00 and I have?been employed full-time as a secretary with the same company for over 13 years.? I am working very hard towards eliminating my higher interest debts.? I would like to consolidate some of my current higher interest debts with a lower interest Prosper loan so that I can get out of debt even sooner.??I have?three loans?with tremendous interest rates and I am applying for a second Prosper loan to consolidate these loans.? This Prosper loan will not be used for new debt, but to only pay off my existing higher interest debt.? I consistently pay my debts and this loan will be paid in full.? This loan would truly be a blessing in my life.

Mortgage $387.00

My car payment is $359.63.

My credit card bills are approximately $550.00 per month.

The existing loan I have with Prosper is $229.24 per month and will be paid in full in 11 months..?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426052
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$364.04

Auction yield range:	17.18% - 17.50%	Estimated loss impact:	18.97%
Lender servicing fee:	1.00%	Estimated return:	-1.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1993	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	17 / 15	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	42	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$177,805	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	sunny-generosity	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay off our credit cards.? My husband took a pay cut and lost his bonus this year due to the flagging economy, and I lost my job in February.? We have two little ones and have amassed credit card debt paying off education and household finances.? If we are able to consolidate our credit card debt to one loan with a lower interest rate, we can become cash flow positive again.

My financial situation:
I am a good candidate for this loan because I am very responsible and?pay my debts on time even when it requires personal sacrifice.? I also understand that a peer to peer loan as opposed to a bank loan adds a deeper level of personal responsibility and I pledge to prioritize repayment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426054
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,900.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.50%	Starting borrower rate/APR:	24.50% / 26.80%	Starting monthly payment:	$193.53

Auction yield range:	11.18% - 23.50%	Estimated loss impact:	10.58%
Lender servicing fee:	1.00%	Estimated return:	12.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1988	Debt/Income ratio:	22%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	13 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$7,053	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	1GoodMom	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
KO the credit cards!
Purpose of loan:
This loan will be used to? pay off an existing loan and?a high interest credit card.

My financial situation:
I am a good candidate for this loan because? I have continued to make all my payments to all my debtors on time despite current economic conditions.? Some of my balances are high on my cards which keeps my credit score lower, but I pay on time, always.? I have been in the same industry all my career, over 30 years, electronics.? I am a senior buyer for an electronics manufacturer and am seen as a great asset for my electronic component product knowledge.? With paying off an existing loan I have, it?frees up?more than enough money to make the payments on this loan, which will be less monthly.? Also when my car is paid off in 1 year, it is my intention to pay this loan back even sooner than the 36 month term.? I am a dependable person?who lives up to their?commitments and agreements.

Monthly net income: $ 4140.00

Monthly expenses: $ 3257.00????
??Housing: $ 1282.00
??Insurance: $ 175.00
??Car expenses: $ 450.00
??Utilities: $ 250.0
??Phone, cable, internet: $ 225.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 150.
??Credit cards and other loans: $ 650.00
??Other expenses: $ 75.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426060
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.18%	Starting borrower rate/APR:	15.18% / 17.35%	Starting monthly payment:	$260.65

Auction yield range:	14.18% - 14.18%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-2001	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$16,794	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	special-dough	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
interest rates killing me!
Purpose of loan:
This loan will be used to? pay down / pay off credit card debt to achieve lower interest rates on existing debt, and become debt free in the next year.

My financial situation:
I am a good candidate for this loan because? I am a loan officer building a solid business in NC & SC. I also work part-time as?opportunity presents?to further achieve the goal of becoming debt free.

Monthly net income: $ 2800

Monthly expenses: $ 2069
??Housing: $?356
??Insurance: $ 68
??Car expenses: $162?
??Utilities: $ 86
??Phone, cable, internet: $?72
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 1020
??Other expenses: $ 55
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426062
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$173.33

Auction yield range:	11.18% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1995	Debt/Income ratio:	25%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$22,720	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	wise-durability-wildebeest	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay credit card and high interest
Purpose of loan:
This loan will be used to pay off my existing high interest credit cards and loans.

My financial situation:
I am a good candidate for this loan because I have a rental property in Florida that affords me?an extra $1000 in income plus the equity in the home. ?

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 300
??Phone, cable, internet: $ 160
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 3000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426064
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$238.56

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$32,470	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	special-velocity	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan for Home Improvement
Purpose of loan:
This loan will be used to make some improvements to a foreclosed condo that I bought earlier this year.? I have been putting off the improvements but need to make them now in order to avoid a higher cost later on.? I will be installing a new heating and air system and making repairs to the balcony/deck, as it has become unsafe.

My financial situation:
I am a good candidate for this loan because I own my own small business and have income from other seasonal and part-time work as an accountant and real estate agent.??I acquired?an existing shipping?business earlier this year.??We ship packages for individuals to Latin American countries.? I have already grown the business by 10% in just 6 months.

Monthly net income:
$3,000 monthly from small business
$1,000 monthly from seasonal work ($12,000 income during tax preparation season)

Monthly expenses: $
??Housing: $300?
??Insurance: $80
??Car expenses: $150
??Utilities: $80
??Cell phone: $30
??Food: $200
??Car loan: $640
??Credit cards: $300
??Jet ski loan: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426066
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	19	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$362	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	deal-planetarium	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rehab $ / Single Family Home Rehab
I am a single family home investor in Texas.? I have 2 companies - just listed one of them for now and have been buying, selling leasing & financing houses in the San Antonio area of?Texas for 10+ years - I am seeking private investors to fund Real Estate (RE) investments and flips.

Opportunities are abundant in my area for the RE business owner. ? With all these great deals, comes a greater need for working capital.? I have 2 rehab projects in progress right now and additional capital will be used as a cushion to complete the projects.??Moreover, I?m looking for opportunities to create solid long term relationships with the right individuals.? Know that this money is being put into income producing properties -?more secure than some others I?m seeing on Prosper (IMO).

My Financial?Situation:
Our passive and earned incomes are more than adequate to handle a loan of this size. My wife is retired military and full time Gov?t contractor in San Antonio, repayment a loan of this size, is not difficult.? Future and more sizeable loans with lenders desiring secured investments can be offered Notes w/ Trust Deeds.

Regards,
ibuyguy.com
Solution House Buyers, Inc.
Mid- Cities Land Co, LLC
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426068
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$222.98

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1977	Debt/Income ratio:	49%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	16 / 14	Employment status:	Retired
Now delinquent:	0	Total credit lines:	42	Length of status:	19y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,338	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	32%
Delinquencies in last 7y:	41	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	bonniewclass	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-660 (Apr-2008)
Principal balance:	$2,137.37	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
To pay off existing Prosper loan
Purpose of loan:This loan will be used to? pay off my existing prosper loan,?pay off two credit cards that have high interest rates and I also need to do a few repairs around the house.? I have already made 15 payments on my prosper loan and I am hoping you see that I am trustworthy person.? I am trying to re-build my credit and in?the process?get a better interest rate since I have established myself with Prosper with my current loan.??This is why I am asking for alittle?more than before, in hopes of gradually building up my credit with prosper.?I pay all my bills on time but my credit score reflects a bankruptcy a few years back which I am trying to recover from.?

My first listing was 100% funded but being new to prosper I did not know that I had to be home to fax my bank statement and ID to prosper.? Therefore since I was out of state I was not able to get the loan.? Therefore I had to withdraw it.? So I am trying in hopes of getting it again.

My financial situation:I am a good candidate for this loan because?I pay my bills on time each month.?

Monthly net income: $ 2269.52

Monthly expenses: $1540.00 (including existing loan with prosper) $135.00

Housing: $ 646
Insurance: $ (car) $60.00??
?Car expenses: $???50
Utilities: $ 200.00?
?Phone, cable, internet: $ 99.00??
Food, entertainment: $ 150.00??
Clothing, household expenses $ 100
??Credit cards and other loans: $??100??
Prosper existing loan $135
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426070
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	11.18% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	23	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$3,316	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	60%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	2
Screen name:	MacFabian	Borrower's state:	Washington	Borrower's group:	Small Business & Self Employed
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	660-680 (Aug-2009) 540-560 (Jun-2008) 620-640 (Jul-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
2nd Prosper Loan: No Late Payments
Purpose of loan:
This loan will be used to? pay for a driveway gate for my house

My financial situation:
I am a good candidate for this loan because? I always pay the money back ontime

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 1000????????
??Insurance: $ 200
??Car expenses: $ 200
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 100
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426076
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1997	Debt/Income ratio:	43%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	9 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	23	Length of status:	11y 1m
Amount delinquent:	$354	Revolving credit balance:	$4,573	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	marine-mom	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	680-700 (Latest)
Principal borrowed:	$4,750.00	< mo. late:	0 ( 0% )	640-660 (Jul-2008)
Principal balance:	$3,395.60	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying off credit cards
Purpose of loan:
This loan will be used to Pay down the balance on my High interest credit cards.

My financial situation:
I am a good candidate for this loan because I have had no problem paying my other prosper loan it is a year old and I have never been late.

Monthly net income: $
Total monthly income is 4500.00

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 200
??Car expenses: $ 300
??Utilities: $ 300 ???? ???? ????
??Phone, cable, internet: $ 100
??Food, entertainment: $ 50
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426078
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	11.18% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1993	Debt/Income ratio:	4%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	23y 6m
Amount delinquent:	$0	Revolving credit balance:	$989	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	30	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	investment-trail	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off credit cards.?

My financial situation:
I am a good candidate for this loan because I have excellent job with?local County in Northern Virginia for the past 23 years as a director.?I did file for personal bankrupcy in January of 08 due to mortgage payments resetting and our decision to keep the house.? I can answer any questions you may have or provide any paperwork you need. Thank you for your consideration.

Monthly net income: $ 7700

Monthly expenses: $
??Housing: $ 3800????
??Insurance: $100
??Car expenses: $ 0
??Utilities: $300
??Phone, cable, internet: $ 200
??Food, entertainment: $ 800
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500 (Spouse)
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426084
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$190.95

Auction yield range:	17.18% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1999	Debt/Income ratio:	29%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,297	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	31%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	market-meadow	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off loans and small credit card
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426088
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$202.16

Auction yield range:	11.18% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1997	Debt/Income ratio:	19%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	19 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	8y 3m
Amount delinquent:	$0	Revolving credit balance:	$48,398	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	goodhearted-dinero	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Erase Credit Card Debt
Purpose of loan:
This loan will be used to erase credit card debt resulting from home improvement projects (2nd Floor Addition). I used multiple 0% APR credit cards from WaMu and Chase to fund the project. After the global financial meltdown started and WaMu was bought by Chase, my credit card APRs were ridiculously increased to over 12.00%. Change was trigger by Chase?s change in policies. Also I mistakenly under paid a monthly payment on one card (I paid $90 but due amount was $120 (human error)). Now I want to escape from this bloodsucking banking institution and regain control of my finances.
My financial situation:
I am a good candidate for this loan because I have a great overall track record of paying my bills. I always use online automatic payments funded directly from bank account, so no payment worries to prospective lenders. I currently make about $4,775 net monthly ($7,620 with spouse) so payment will not be a problem.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426094
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$143.60

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-2000	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$27,980	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	silver-hut	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Expenses
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I am reliable when it comes to repayment. This loan is only going to be used for the short term purpose of covering serval last minute wedding expenses. I fully intend on repaying this loan in less than 6 months.

Monthly net income: $ 3300.00

Monthly expenses: $
??Housing: $ 550
??Insurance: $ 250
??Car expenses: $ 385?
??Utilities: $ 150
??Phone, cable, internet: $ 165?
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426100
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$75.41

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1990	Debt/Income ratio:	11%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	18y 8m
Amount delinquent:	$0	Revolving credit balance:	$6,671	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dedicated-coin	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help me save my house
Purpose of loan:
This loan will be used to?
pay back property taxes
My financial situation:
I am a good candidate for this loan because?
I pay my bills on time,. I just used my savings to pay car repair bills.
Monthly net income: $
2485
Monthly expenses: $
??Housing: $ 545
??Insurance: $ 155
??Car expenses: $ 200
??Utilities: $ 50
??Phone, cable, internet: $150?
??Food, entertainment: $ 500
??Clothing, household expenses $ 150????????
??Credit cards and other loans: $220
??Other expenses: $ 350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426102
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	23.51%	Starting borrower rate/APR:	24.51% / 26.81%	Starting monthly payment:	$138.25

Auction yield range:	8.18% - 23.51%	Estimated loss impact:	7.06%
Lender servicing fee:	1.00%	Estimated return:	16.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1997	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$34,252	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	steelersfan26	Borrower's state:	Arizona	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down credit cards
Purpose of loan:
This loan will be used to get a head start in paying off credit cards. I have finally graduated from college and I need a set plan to get my credit cards paid off.?I am tired of carrying these balances and want to be rid of credit card debt forever.? I just want to get my family's "new life" off to a good start.

My financial situation:
I am a good candidate for this loan because I always make my payments, and always make them on time.? My wife and I are also putting our condo up for sale next week and moving in with her parents (next week also),?which will save us about $400 a month.

Monthly net income: $ 3900

Monthly expenses: $
??Housing: $ 612
??Insurance: $ 80
??Car expenses: $ 300
??Utilities: $ 0
??Phone, cable, internet: $ 0?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426106
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.18%	Starting borrower rate/APR:	12.18% / 14.31%	Starting monthly payment:	$466.20

Auction yield range:	11.18% - 11.18%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2001	Debt/Income ratio:	25%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$9,691	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	exact-loan9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff CC's and 5k loan
Purpose of loan:
This loan will be used to? this loan is to payoff 8k worth of credit cards and a 5k loan that I owe to my cousin.? I borrowed the money from him to buy a home that fell through.?

My financial situation:
I am a good candidate for this loan because? I am the Sales and Service manager of a local community bank, which gives me the financial knowledge.? I have a budget that I have created and I can make the payments on time.? I just need the opportunity to get ahead.? I have a consistent cashflow and I am looking for a loan to increase that cash flow.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426108
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.06%	Starting borrower rate/APR:	22.06% / 24.32%	Starting monthly payment:	$267.55

Auction yield range:	8.18% - 21.06%	Estimated loss impact:	6.99%
Lender servicing fee:	1.00%	Estimated return:	14.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-2000	Debt/Income ratio:	38%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$20,354	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	compassion-angel	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bill consolidation
Purpose of loan:
This loan will be used to pay off some credit cards.

My financial situation:
I am a good candidate for this loan because I have a excellent re-payment history and is able to repay the loan in a timely manner.?

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 870
??Insurance: $ 144
??Car expenses: $ 660?
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $?800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426114
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1996	Debt/Income ratio:	32%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$38,907	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	a-unconquerable-velocity	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off a Credit card
Purpose of loan:
This loan will be used to?Pay off a credit card with high interest

My financial situation: Stable, very stable
I am a good candidate for this loan because? My new job is contracted for 5 more years and i get my bonus once a year on January

Monthly net income: $ $6040.00

Monthly expenses: $
??Housing: $ 820
??Insurance: $110
??Car expenses: $220
??Utilities: $200
??Phone, cable, internet: $65
??Food, entertainment: $300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 900
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426120
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	8.18%	Starting borrower rate/APR:	9.18% / 11.28%	Starting monthly payment:	$318.84

Auction yield range:	8.18% - 8.18%	Estimated loss impact:	7.16%
Lender servicing fee:	1.00%	Estimated return:	1.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1989	Debt/Income ratio:	47%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	17 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$9,430	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	credit-colonel2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off My Credit Cards
Purpose of loan:
This loan will be used to pay off a high interest rate credit card. I want to get this paid off at a reasonable rate in a small time frame?

My financial situation:
I am a good candidate for this loan because I always pay my bills on time and I am a great credit risk.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426124
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$322.67

Auction yield range:	8.18% - 9.00%	Estimated loss impact:	7.18%
Lender servicing fee:	1.00%	Estimated return:	1.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1992	Debt/Income ratio:	5%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$700	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	7%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	favorable-funds	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? Pay off high interest credit cards and possibly to purchase a car

My financial situation:
I am a good candidate for this loan because? I have been employed since 2003 at the same company, a close estimate of my annual income for the past few years ranges from 105 to 109k. I am single, my children live 3 miles from me in a home i gave to them in 2005 with their mom. I have a BA and MBA, excellent physical shape. I do not have a mortgage nor a car loan or any type of personal or student loan. The last time I checked my credit report, my score was hovering around 750 reflecting near perfect re-payment for at least the last 8 years. Since 2002 my credit has been perfect!! I am a extremely health conscious and do not take any over the counter medication or prescription medication. I simply need to get out of high interest credit card debt of approximately 8,000. I am working on an internet venture, feel free to view the site, www.healthywonders.com. I need to refine some marketing and legal issues regarding this web business and move forward with it. I have already had one interested buyer in the web business, but I am not interested in selling it, i feel I have a sound business model.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417357
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$102.57

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2001	Debt/Income ratio:	27%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$22,136	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	terrific-reward	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating High Interest Debt
What is this debt?

This debt was accumulated mostly during the purchase period and ongoing year of my primary residence 18 months ago.? This being my first home purchase and one of my first major purchases of my life, I made some very bad rookie mistakes.? Namely I thought it would be a good idea to pay for some remodeling and household things with low interest credit cards which were available to me at the time due to my excellent credit.? Looking back, and living through the experience of owning a home now, I really wish I would of known about the FHA home improvement loan program which would of allowed me to have these expenses side by side with my mortgage.? In a naive way, I did not consider what would happen should the credit card companies decide to pull the rug out of underneath my plan, as has been the case with the the ongoing credit crisis.? It has been a game of dominos as one card after another has doubled / tripled the rates I was granted.? As I am sure any homeowner knows, there are unknowns and unplanned items of the first year owning a home and these caught me off guard.? Lastly, my mortgage people calculated my property taxes wrong and I was hit with the surprise of my mortgage jumping $216 during my second year to make up the escrow shortage for the first year, and subsequent increase to make sure its not short again.? I have 5 more payments to make up this escrow shortage.

These are not meant to be excuses or stories, just a statement of what has happened and with any experience or situation, there are lessons learned which prepare for future encounters.? That is the then, and now I have the plan for my future and the plan for fulfilling my responsiblity of paying off this debt.

The Plan
The attack is two fold:
1) I have $1700 owed on a 401k from my last years in college.? I will be paying this off and then taking a subsequent loan out to pay off $11000 of debt.? I will be converting the covering portion of my 401k for this loan into conservative holdings which at a later point when the covering risk is lower can be converted back.

2) The remaining proceeds of this loan will be used for catching up the shortage of my escrow.??

Cash flow realization a month from restructure and escrow catchup: ~$300

Income information?
Monthly income:??????
????Salary:?????????
????????Gross: ~$6500??????????
????????Net: ~$4500??????
????Rent:??????????
????????Roomate: $600

Monthly expenses:?
Housing: $1560 ; $1440 after escrow catchup??
Insurance: $110??
Car expenses: $516??
Utilities: $275??
Phone, cable, internet: $175??
Food, entertainment: ~$500 (roughly $100-125 a week)??
Student Loans: $700??
Credit Cards: currently $650??

Thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423257
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$181.31

Auction yield range:	17.18% - 25.00%	Estimated loss impact:	19.44%
Lender servicing fee:	1.00%	Estimated return:	5.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1995	Debt/Income ratio:	10%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	7	Total credit lines:	34	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$3,333	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	46%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	4
Screen name:	Iza13	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off credit 2 credit cards.??

My financial situation:
I have two jobs, a full time and a part time job. I have been at my current full time job for a year and a half, and the part time job is my previous full time job, I have been with them since July of 2000. Both positions are in the accounting field (bookkeeping). Both are stable and secure.
I have been trying to pay off the credit cards, but every time I get the balance down, an unexpected expense arises. Two weeks ago, it was a cat emergency; cost me a mere $975.00 at the vet,?the cat lives. In addition, getting this loan will greatly help me with improving my credit history. This loan would be paid off before maturity.
I have been a home owner since 1999 at my current place, I will contact Prosper.com to provide proof so they can note that in their records. I currently do not have any deliquent accounts as shown in my credit info here, I am working with credit agencies to clear that up. As of today I only have 3 lines of credit open. I would like to thank everyone who chooses to invest in me at this time, I have already invested some of my money here on Prosper, I chose to invest in people with low credit scores to give them a chance and a helping hand. God knows the banks are not going to help them. Thank you for reviewing my posting.

Monthly net income: $ 3200.00

Monthly expenses: $ 1782.00
??Housing: $ 477
??Insurance: $?130
??Car expenses: $ 250
??Utilities: $?65
??Phone, cable, internet: $ 150
??Food, entertainment: $?300
??Clothing, household expenses $ 100
??Credit cards and other loans: $?80 minimum, paying $300 - $400 a month
??Other expenses: $ 30 pets
? School tuition: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424805
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.42%	Starting monthly payment:	$52.00

Auction yield range:	11.18% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1989	Debt/Income ratio:	53%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	37	Length of status:	0y 2m
Amount delinquent:	$3,602	Revolving credit balance:	$73,481	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	leverage-samaritan	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Just need a bit of help...
Purpose of loan:
This loan will be used to?
Pay off one of two credit cards.
My financial situation:
I am a good candidate for this loan because??

A little about me:? My downfall began when I accepted a job transfer from Tampa FL to Denver CO where I had been guaranteed my position transfer if I arrived within 30 days.? I packed up my belongings, my cat, and drove 2,000 miles, had two interviews and my contact in Denver went on vacation July 4th and never came back.? Needless to say, paying rent and expenses (as well as having moving expenses) on credit cards for the first month I lived in CO put me on a difficult track for recovery.? I went to 13 dealerships (my career is as an automotive service advisor -- I'm the one you yell at when your car breaks down) looking for employment and finally got hired at a dealership that really didn't need me.? I was laid off two months later.? Bills kept coming, credit cards were used for the basics, balances increasing...after about a year, I realized I couldn't continue living in CO.??Sadly, I moved?back to Florida where I landed a job immediately despite of unemployment rates in the double digits.? I've continued to work, had two jobs for a while, transferred to another dealership that is busier with more established clientele, and am making decent money but just need the opportunity to work with my current income as it is.??

I entered a debt settlement program after the realization I'd never be?able to pay them off.? Making minimum payments would keep me in the using-credit-to-pay-off credit cycle and I just want to start as fresh as I can.? I understand better how the credit industry works after the program and feel I can keep my head above water if I can just get out from under these two cards.? I have a car loan I have NEVER defaulted on and own a house in Lutz, FL that is being rented out due to the fact I can't?refinance or sell it due to the current real estate market.?

I have a great work ethic, had a 744 credit score prior to the CO situation and entering the debt settlement program as I'm currently saving my payments for the lump sum payout to settle these two accounts as instructed.?

I'd be more than happy to answer any questions you may have and want to assure you I am a very good investment risk.??I'm a genuine hard-working, ethical gal with good values and simply need some help so I can help myself.??

Monthly net income: $ 2500 +

Monthly expenses: $
??Housing: $ 850
??Insurance: $ 85
??Car expenses: $ 535
??Utilities: $ 100
??Phone, cable, internet: $ 145
??Food, entertainment: $ 160
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425337
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1978	Debt/Income ratio:	24%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	24 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	13y 1m
Amount delinquent:	$0	Revolving credit balance:	$52,772	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	valentinocal	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	620-640 (Latest)
Principal borrowed:	$8,500.00	< mo. late:	0 ( 0% )	640-660 (Jul-2009) 600-620 (May-2009) 600-620 (Dec-2007)
Principal balance:	$3,745.30	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Emergency home repair
Purpose of loan:
This loan will be used to pay off several high interest loans

My financial situation:
Found a leak in my gas pipe, which is under a concrete patio.? They need to start breaking up the patio until they find the section that is leaking. Estimated cost is 3,000 to 5,000.
Monthly net income: $ 8400

Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 273
??Car expenses: $ just maintenance - my car is paid off
??Utilities: $ 400
??Phone, cable, internet: $ 100
??Food, entertainment: $ 1000
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 2000
??Other expenses: $ 1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425403
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$84.90

Auction yield range:	17.18% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1997	Debt/Income ratio:	6%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	responsibility-griffin	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
waiting for post 9/11 GI Bill to
Purpose of loan:
This loan will be used to? help keep up with bills until my post 9/11 Gi Bill starts

My financial situation:
I am a good candidate for this loan because? I'm a hard worker with no debt
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425669
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$75.41

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1983	Debt/Income ratio:	2%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	4 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	28	Length of status:	20y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	15	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	capital-dominator	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off My Furnice and Roof
Purpose of loan:
This loan will be used to? to pay bills that have accumulated, like furnice and roof repairs

My financial situation:
I am a good candidate for this loan because? I have a good full-time job and have just taken on a part-time job to help get myself out of the hole.

Monthly net income: $ $4800????????

Monthly expenses: $
??Housing: $ 1650
??Insurance: $ Included
??Car expenses: $ 100
??Utilities: $?200
??Phone, cable, internet: $ 200
??Food, entertainment: $?600
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425795
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$212.26

Auction yield range:	17.18% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1990	Debt/Income ratio:	26%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$112	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	14%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	2
Screen name:	active-penny	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
launch capital
Purpose of loan:

This loan will be used to?Provide launch capital for a new startup business. This project is 80% funded with owner capital and currently is carrying no debt whatsoever. Private Banks will not open a loan to new startups so here I am. My financial situation:?B -?credit
I am a good candidate for this loan because - Business will be managed on a daily basis by 2 professionals with a long and successful track record. I was district manager of a local chain of fitness clubs being involved in all aspects of concept creation, launch, and day to day operations. I oversaw 100 + employees and 83,000 sq. ft of space. My business partner is a CPA and former Government auditor. We have secured a long term lease to open our pizzeria at well below market value with strong incentives and contributions from property management to provide operational stability. We have secured a full mixed beverage license with the State of Texas which adds a second highly profitable revenue stream in addition to food sales.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425847
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1993	Debt/Income ratio:	4%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	4 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	bill-goat	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for College
Purpose of loan:
This loan will be used to? Student loan

My financial situation:
I am a good candidate for this loan because? I make enough to pay it back.

Monthly net income: $ 4,200

Monthly expenses: $
??Housing: $ 933
??Insurance: $ 120
??Car expenses: $ 0
??Utilities: $ 120
??Phone, cable, internet: $ 150
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425889
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$323.42

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1992	Debt/Income ratio:	24%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$30,318	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bwelthe	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	640-660 (May-2008)
Principal balance:	$4,385.18	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Pay off credit line
Purpose of loan:

Pay off one high interest credit line with HFC and close the account.

My financial situation:

I was working for an equipment leasing company in sales when the economic downturn hit. I incurred a high interest debt trying to manage financially while looking for better employment. I went back to work as an engineer with a company I had previously worked with for 8 years. I?ve been back for 10 months. I work in the Oil and Gas Industry, and there?s a shortage of engineers with my expertise in rotating equipment. My boss is very happy with my work, and I believe my job is very secure. If I did lose it, there?s plenty of demand for engineers with my experience and I?d be able to get another job.

I have disability and life insurance, so if I get disabled or die, the loan will be paid.

I pay my bills and debts on time. My Prosper credit score reflects that I have high revolving balances.? As you can see, I have no delinquencies in the last 7 years.? Even when I was having financial challenges, I paid my bills on time.?

Rather than continuing to pay a high rate of interest to HFC, I'd rather pay it to individuals like you through Prosper. I've been paying HFC on time every month, and I'll do the same with you.? 30% will be a great return on your investment!? If you don't invest with me, HFC will continue to may the big bucks while you miss out.? I guarantee I will pay you back in full and on time.? As you can see below, even with my debts I have a strong positive cash flow each month.

Monthly net income: $4,825 after payroll deductions
Monthly expenses total: $3,647
Positive cash flow: $1,178

Breakdown of Monthly Expenses:
Housing: $865
Insurance: $154
Car expenses: $286
Utilities: $97
Phone, cable, internet: $125
Food, entertainment: $500
Clothing, household expenses $100
Credit cards and other loans: $1220
Other expenses: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425895
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,976.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$187.62

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1998	Debt/Income ratio:	17%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$11,610	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	oberlinchris	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	660-680 (Latest)
Principal borrowed:	$4,880.00	< mo. late:	0 ( 0% )	620-640 (Jul-2007) 560-580 (Jun-2007)
Principal balance:	$1,755.26	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Slow & Steady Progress
Purpose of loan:
I work full time as a salaried IT guy during normal business hours, and take classes online in the evenings. I am at the end of my final year of college (3.3 GPA)?and trying to finance the gap between my financial aid and the cost of attendance. Unfortunately, due to the tight lending market, traditional lenders are basically no longer writing private student loans to anyone without immaculate credit or cosigners.? While I have managed to cover most of the gap myself?this year, I am down to my final three classes, and would like to wrap this up pronto.

The loan is for:
The amount I am listing for would pay off my existing prosper loan (which has 11 payments remaining and?$1755 due) and the balance of what I owe for tuition and books for my final three classes ($3221), in time to graduate with a Bachelors of?Science by Christmas.

Why it's a safe bet:
When I?first listed on Prosper about 2.5?years ago, my credit rating here was an E. It is now up to a C. My prosper score is a 9/10 -?the payments on my last?successful listing?are automatically debited from my checking account, and I have never been so much as a single day late. Since receiving my last loan, I consolidated all of my debt,?paid off my car and dramatically improved my credit management skills. I no longer have a million maxed out cards - now using?only two?regularly (for emergencies and things like books, software and necessities, etc that I need to spread out payments on). The rest are kept open with only minimal balances to keep my credit score moving in the correct direction.? I also have no delinquencies, judgements, collections, or recent?inquiries.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425913
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$144.97

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-2000	Debt/Income ratio:	30%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	14 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	18y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,058	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	14%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	consummate-diversification	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
kitchen
Purpose of loan:
This loan will be used to?work on home improvements?

My financial situation:
I am a good candidate for this loan because? I have a good steady income, i pay my bills on time

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 45.00
??Car expenses: $ 80.00
??Utilities: $ 50.00
??Phone, cable, internet: $
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 20.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425927
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$123.09

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1994	Debt/Income ratio:	4%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$439	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	73%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	favorable-basis	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping My Wife.
Purpose of loan:
This loan will be used to? Make my wife very happy....... My wife has been working and saving every penny she can find to get a breast augmentation, she will be turning 39 soon so she?is?trying to get all this money?together before the big day strikes....I would love to surprise her and take?some of the?pressure off and help her accomplish her goal.

My financial situation:
I am a good candidate for this loan because? I work full time and always keep a job for my family. I have little debt.

Monthly net income: $ 2600

Monthly expenses: $
??Housing: $
??Insurance: $ 56.00
??Car expenses: $
??Utilities: $ 160.00
??Phone, cable, internet: $ 45.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $?150.00
??Credit cards and other loans: $ 180.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425929
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.06%	Starting borrower rate/APR:	22.06% / 24.32%	Starting monthly payment:	$191.11

Auction yield range:	8.18% - 21.06%	Estimated loss impact:	6.99%
Lender servicing fee:	1.00%	Estimated return:	14.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-2000	Debt/Income ratio:	27%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	18 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$28,198	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	rec552	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 95% )	640-660 (Latest)
Principal borrowed:	$9,500.00	< mo. late:	1 ( 5% )	660-680 (Nov-2007)
Principal balance:	$4,641.78	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Changing Careers
Purpose of loan:
Going into the supplemental insurance business. This is a commision only business with upside potential, however there are basic start up cost and preparation. I'm looking for the opportunity to maximize my income vs. a salaried position.

My financial situation:
I have the normal credit card debt and car payment. I'm looking to improve my long term income and thus my financial situation.

Projected Monthly net income first six months : $ 5000
Projected Monthly net income second six months : $ 7500

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 250
??Car expenses: $ 150
??Utilities: $ 200
??Phone, cable, internet: $200
??Food, entertainment:?150
??Clothing, household expenses $ 150?
??Credit cards and other loans: $ 700
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425931
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1994	Debt/Income ratio:	19%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$3,481	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bid-phoenix0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Going back to school
Purpose of loan:
This loan will be used to?
going back to school for accounting. been accepted to good school in NYC
My financial situation:
I am a good candidate for this loan because?
I pay my bills on time and work very hard. I am also a very good person with very good intentions. I have also realized the value of a god education. I have already completed 2 years of college with a 3.9 GPA. took some time off, but I have now decided to go back to better myself. Also think it is a wise idea due to the current state of the economy. Just looking for a little help to do so.
Monthly net income: $
$3000
Monthly expenses: $
??Housing: $ 300????
??Insurance: $ 150
??Car expenses: $475
??Utilities: $ 0
??Phone, cable, internet: $ 75
??Food, entertainment: $?250
??Clothing, household expenses $?200
??Credit cards and other loans: $100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425933
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$23,660.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.43%	Starting borrower rate/APR:	12.43% / 14.57%	Starting monthly payment:	$790.72

Auction yield range:	3.18% - 11.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1991	Debt/Income ratio:	58%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	9y 5m
Amount delinquent:	$0	Revolving credit balance:	$31,916	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	tremendous-coin	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Credit Cards
Purpose of loan:
I would like?to pay off two(2) credit cards that, even though I always pay on time as you will see by my credit and Prosper score, have high interest rates.? I have had both of these cards for years, yet Chase is charging me 24.24% and Bank of America is charging me 27.24%.?

Under their current payment structure, it will take me approximately 7 years to pay these two off.? Under the?Prosper plan, with roughly the same monthly payment amount, I will be rid of this debt once and for all in 3 years or less.?

My financial situation:
I am a great candidate for this loan because I always pay my bills on time, I have a secure job and consistant monthly income with occasional yearly bonuses.? I am at a point in my life where I have decided to do anything and everything to rid myself of all debt as quickly as possible so that I can better provide for my childrens' future.?

Thank you for taking the time to read this, it is greatly appreciated!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425937
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$216.92

Auction yield range:	4.18% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1998	Debt/Income ratio:	8%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,450	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	9%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	1
Screen name:	aggresive-transparency	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fashion Business
I am an honest and hard working individual. I have worked for over 15 years in corporate America and I've always known that I wanted to own my own business.? A few years ago, I started a fashion line. Then the recession hit and stores cut down on their purchasing. Always the trooper, I have figured out a way to use my current knowledge and skills to develop a new product.

Remember the old saying "Give a man a fish; you have fed him for today. Teach a man to fish; and you have fed him for a lifetime?"

Well, I've developed a quick, easy, and fun way to teach consumers how to sew and make clothing like basic pants, tops, dresses and skirts. With the popularity of shows like Project Runway, there is a renewed interest in sewing and I believe I can meet that need.

The purpose of this loan is to help with developing a website, patterns and producing the teaching manual and DVD. I am a good candidate for this loan because I have a secure day job at a well known financial company. I always pay my bills on time and I have no delinquencies.
Monthly NET income: $3,200
Housing: $1500
Phone, Cable, Internet: $130
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425945
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$906.07

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1994	Debt/Income ratio:	87%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	13y 11m
Amount delinquent:	$0	Revolving credit balance:	$60,653	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	sensible-community	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF MY CREDIT CARDS
Purpose of loan:
This loan will be used to?
PAY MY CREDIT CARDS
My financial situation:
I am a good candidate for this loan because? I AM A REPONSABLE AND i WILL PAY THE MONEY BACK
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425949
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$289.22

Auction yield range:	11.18% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1999	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$14,784	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	the-enriching-yield	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Consolidation
Purpose of loan:
This loan will be used to consolidate all my credit cards. I want to better my situation

My financial situation:
I am a good candidate for this loan because i am a responsible payer and a hardworking individual. All my bills are always paid ahead of time and I have never had a problem paying any of them on time. I never miss(ed) a monthly payment. This loan is not a matter of not being able to pay for my credit cards, but simply to be able to save money and not have to pay all the interest rates that are given.

I am a production artist/graphic designer for DIRECTV and make anywhere between $2,600 to $4,000 (Net pay) a month depending on the hours i work.

Monthly Inome:
? $2,600-$4,000 (Net Pay)

Monthly Expense: $1,530
? Car: $ 440
? Insurance: $140
? Phone: $100
? Cable: $90
? Credit cards: $420 (To be replaced with Prospers Loan)
? Other expenses: $200

Total Credit Card Debt: $15,000 (Total of 4 Cards, which will all be cleared and consolidated to one monthly payment to prosper)

Thank you for taking the time to read this and considering my situation.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425953
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-2003	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$16,435	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	efficient-bid2	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Invest in a Technology Startup
Purpose of loan:
This loan will be used for the following startup costs:

1. Buying 4 Computers and related Software
2. Renting?a dedicated server rack
3. Operational costs: such as marketing, business telephone, internet, business cards, internet ads, local newspaper ads and the like

My financial situation:
I am a good candidate for this loan because I have a solid financial record. I have paid back?over $48,000 in?education and training expenses?just in?the last two years. I have worked for industry majors in the field of Information Technology and possess the advanced degrees and knowledge required to start and build a technology firm.

Also, I have never missed a payment in my life and I never will. Please be assured that you will get back your money with interest. Please bid with confidence.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425955
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,542.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$220.43

Auction yield range:	11.18% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1989	Debt/Income ratio:	24%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	29y 4m
Amount delinquent:	$0	Revolving credit balance:	$56,233	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	CollegeDad2	Borrower's state:	NorthCarolina	Borrower's group:	MustardTree
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	28 ( 100% )	640-660 (Latest)
Principal borrowed:	$13,000.00	< mo. late:	0 ( 0% )	680-700 (Apr-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Sent Kids to College
About Me

I put four kids through college. Some of that expense had to go on credit cards.? I want to pay off that high-interest debt ASAP.??I'm a long-term (28+ years) federal employee (Social Security Administration) with an excellent record of loan repayment.? I'm currently meeting all my obligations and simply want to be able to pay off high-interest debt a little sooner.? As far as I can tell, my "B" credit rating is due to the high amount of unsecured credit.? The FICO algorithms seem to feel that unsecured credit negates a good repayment history.

What I will use the loan for?????

At this point, I simply want to?pay off one, high-interest credit card account.??????

Details on Visa card to be paid off:?????
Balance??????????? $6,542???????
Interest Rate???????? 29.98%????
Current Payment??? $171

How this will fit my current income?and budget?????

Current budget
Net income?????????????????????? ?$7,304 (after deductions)
Mortgage?????????????????????????? $848
Car insurance?????????????????????? $215
Utilities??????????????????????????????? $90
Credit Card?????????????????????????? $171 (will pay off with this loan, see below)
Other Credit????????????????????????? $694
Phone, cable, internet:??????????? ?$88
Food, entertainment:????????????? $600
Clothing, household expenses $200
Gas??????????????????????????????????????$400
---------------------------------------------------
Total bills???????????????????????????$3,306

Free cash flow after bills $3,398

Depending on the interest rate that results from the bidding process, my monthly payment should go up somewhere in the $60 - $80 per month range.? As you can see, that's not a problem.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425957
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$200.26

Auction yield range:	11.18% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1998	Debt/Income ratio:	18%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$30,952	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	joyful-power	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to? home improvements

My financial situation:
I am a good candidate for this loan because? I make all my payments on time.

Monthly net income: $ 6,000

Monthly expenses: $ 2,600
??Housing: $ 1,500
??Insurance: $ 150
??Car expenses: $500
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425961
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$366.54

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-2004	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$2,250	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	loot-injector4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
loan for small business
Purpose of loan:
This loan will be used to? purchase some?machines for repair service. I am a computer technician who is starting a small business to repair electronics. I need a lot of?machines and?paying monthly rents for an office.

My financial situation:
I am a good candidate for this loan because? I'm always paying my bills on time. I naver been late. and my credit score is excellent. I will have no problem paying this loan back on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425967
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$74.13

Auction yield range:	4.18% - 12.00%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-2000	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$10,007	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	note-symphony	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan for living expenses
Purpose of loan:
This loan is very important for me since, I will be taking a law school course in the near future as well as applying to law school along with managing personal expenses.

My financial situation:
I am a good candidate for this loan because I recently graduated from the University of Michigan this August and am a good candidate for employment in the area and have good credit and will not default on payments. I am a hard worker and have parental backing for the loan, but as of now want to be independent.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425969
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$131.58

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1998	Debt/Income ratio:	7%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,929	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	0
Screen name:	nephrite	Borrower's state:	Alaska	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off various debts
Purpose of loan:
This loan will be used to pay off credit cards for my husband and myself and improve our credit scores so that we can buy a house?within the next two years.? My husband lost his job and, with the tight job market right now, we are living one one income.? I would like to consolidate our high interest debts to a lower interest rate loan.?

My financial situation:
My financial picture used to be a mess due to personal problems.? Two years ago, I committed to improving my financial situation and credit score.? I've been working diligently paying off the debts from the highest interest rate ones on down and I've paid all my bills on time since then.? As a result, my credit score has gone up from low 400's to 696. I currently make $45,000/yr but will be getting a pay raise shortly to $50,000/yr.? Within another year, I will be getting promoted to the head accounting position at my company and will see a significant pay raise at that time. My net paycheck is $1,343.88 every two weeks, so approximately $2,687.76/month. My monthly bills are approximately:
Food: $600
Utilities: $200
Gas: $100
Misc: $300 We do not have rent or mortgage expense as we are staying with family until we get our debts paid off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425973
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	28.03%	Starting borrower rate/APR:	29.03% / 31.39%	Starting monthly payment:	$293.45

Auction yield range:	14.18% - 28.03%	Estimated loss impact:	15.28%
Lender servicing fee:	1.00%	Estimated return:	12.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-2002	Debt/Income ratio:	19%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,591	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	1
Screen name:	economy-bopper	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Committing to my soulmate!
Purpose of loan:
This loan will be used to purchase the dream engagement ring I've always wanted for my girlfriend.? I've been able to negotiate an amazing deal on a ring worth double the price and need some help making the payment in full.? There's a very good chance I will pay off this loan within a year considering my steady (and growing) income as compared to my low cost of living in Austin.? My credit score was significantly better but I was laid off for 4 months at the end of 2008 and struggled to keep my card balances low.? Needless to say, you will receive a great return from a responsible payer while helping to fulfill our dreams!

My financial situation:
I am a good candidate for this loan because I consistently pay my bills on time and my income will continue to grow significantly for the next few years.? I work in sales (with a $48,000 base salary, most expenses covered by my employer) and have grown my income month by month since starting in this role.? It will continue to grow as I work in a very stable industry & location (healthcare in Austin), with a well-established, conservative company.

Monthly net income: $ 4,330

Monthly expenses: $
??Housing: $ 550 (split)
??Insurance: $ 87
??Car expenses: $ 350 (but $300/month paid by employer)
??Utilities: $ 110
??Phone, cable, internet: $ Paid by girlfriend
??Food, entertainment: $ 350
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 206
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425975
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$366.54

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1994	Debt/Income ratio:	22%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	15 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$11,087	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	kevin76	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 100% )	720-740 (Latest)
Principal borrowed:	$16,000.00	< mo. late:	0 ( 0% )	680-700 (Dec-2006)
Principal balance:	$2,077.59	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
Relist - Credit Card Payoff
Dear Potential Lender,

I am a 33 yr old Software Engineer and have been in this profession going on 11 years.? I currently have 2 high rate credit cards that I would like to payoff so that I can finally be debt free.? I've tried working with the credit card companies to reduce the interest rates but they have been unwilling so far.

I do take paying my debts off seriously as I haven't opted to use any sort of debt consolidation programs and am turning to the Prosper community for a second loan since my first loan will be paid off in January of 2010.I've made online payments to Prosper for the last 3 years and take great satisfaction in being able to pay off my debts that I incurred in my early 20's.

Also let me say I am not sure why my prosper rating is currently a D as they have my credit score listed between 720 - 740 but it may be due to the amount of balances I'm carrying on these cards compared to the available limits.

I am single and have no children (just two dogs) but with the current rates of these cards I am finding it hard to pay them down.? I do own my house which I have lived in for 4 1/2 years and I purchased the house for $258,000 originally so.

Below are the credit cards I am going to pay off, which are my only 2 that have balances remaining:

Credit Cards to be paid off
??? Bank of America U-Promise??????? $2,797.76??????????? 28%
????Citibank Platinum Select ???? ????? $5,973.54??????????? 28%

My Monthly Net Income? (I have a full time job as well as own my own consulting company)
??? Salary????????$7,500????(90k annual salary)? $5,300 a month after taxes

My Monthly Obligations (besides gas, food & utilites)
????Mortgage???????????? ????$2100??? Prosper Loan ????????? $500? (last payment is Jan 2010)??? Auto Insurance???????? $125

Feel ?free to contact me if you have any questions about my profile or this loan request.

Thank you for taking the time to read this.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425979
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,800.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.90%	Starting borrower rate/APR:	10.90% / 13.02%	Starting monthly payment:	$254.99

Auction yield range:	4.18% - 9.90%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-2003	Debt/Income ratio:	15%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	23y 11m
Amount delinquent:	$0	Revolving credit balance:	$4,680	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	blissful-bazaar	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off a credit card and the remains of a vehicle loan.

My financial situation:
I've been at my current job as a computer programmer for more than 2 years at a very stable company.? I'm unmarried and have very low expenses, so paying off the loan won't be a problem.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425981
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1988	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Part-time employee
Now delinquent:	3	Total credit lines:	19	Length of status:	0y 1m
Amount delinquent:	$2,011	Revolving credit balance:	$0	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	2
Screen name:	impressive-leverage3	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Going Back to School for Nursing
Purpose of loan:
This loan will be used to? Cover some living expenses while I am in school

My financial situation: I just started a part-time job in a nursing office. This job should allow me to make my monthly payments
I am a good candidate for this loan because? I just finished paying my student loan in full for my undergraduate program.

Monthly net income: $ My monthly income is small from my verified employer, however I also provide childcare overnight, full time and that adds $800 monthly to my income

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425987
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$445.96

Auction yield range:	14.18% - 19.00%	Estimated loss impact:	14.84%
Lender servicing fee:	1.00%	Estimated return:	4.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1994	Debt/Income ratio:	17%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	20 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$16,125	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	impressive-deal0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Credit Card
Purpose of loan:
This loan will be used to pay off a large part of the debt I have amassed supporting my sister over the last 1 1/2 yrs who lost her job in the bad economy.

My financial situation:
I am a good candidate for this loan because I am financially stable with a checking, savings, 401K and additional avenues in which I make monthly income.I have a great job with a bright future.

Monthly net income: $ after taxes $9000.00

Monthly expenses: $
??Housing: $ 1200.00
??Insurance: 0
??Car expenses: $600.00 car payment, $125.00 gas
??Utilities: $ 150
??Phone, cable, internet: $ 125
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 26,000.00
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425989
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1992	Debt/Income ratio:	30%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	11y 8m
Amount delinquent:	$0	Revolving credit balance:	$10,515	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	ramgandara	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Opening a new grocery store
Purpose of loan:
This loan will be used to? open a new location?in town I already own two restaurants. Im opening a grocery store in a area with thier is no competition.

My financial situation:
I am a good candidate for this loan because? I will try to pay this loan by 01-31-10. My income will and can handle this loan with no problem.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425995
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 31.34%	Starting monthly payment:	$41.03

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$350	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	His-story	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	580-600 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Consolidating remaining debt
Purpose of loan:
This loan will be used to consolidate the remaining balance of my student loan, car payment and unexpected medical bills.
This will assist me in paying these debts off earlier and allowing me to have a lower monthly payment.?
Your assistance is appreciated in advance.? Thanks

My financial situation:
I am a good candidate for this loan becaus I'm financially responsible and I have good credit which is something I value.?? I've borrowed from prosper before and payed the loan off way in advance.? I will do the same thing for this loan as well.? Thanks again

Monthly net income: $ 3000

Monthly expenses: $ 2500
??Housing: $ 1150
??Insurance: $ 115
??Car expenses: $ 500
??Utilities: $ 115
??Phone, cable, internet: $ 115
??Food, entertainment: $ 350
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425997
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1998	Debt/Income ratio:	74%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	20	Length of status:	3y 1m
Amount delinquent:	$634	Revolving credit balance:	$0	Occupation:	Bus Driver
Public records last 12m / 10y:	1/ 2	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Mom-in-Tennessee	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Medical Bills/Credit Cards
Purpose of loan:
This loan will be used to? Pay off existing medical bills and credit card bills. The loan payment would be less than the payments I'm currently making. My husband and I will be making the payment and pay off the loan by the end of Febuary 2010 with our income tax return.

My financial situation:
I am a good candidate for this loan because? Even though I have a HR rating, I am not a high risk. The payment will be automatically deducted out of our savings account so there is no worry of missing a payment. We will be able to pay this loan off with our 2010 income tax and can provide proof that we will be getting enough back to pay it off. My husband and I both work full time and have always payed our debts.

Monthly net income: $ 1200.00 (3200.00-husband's income)

Monthly expenses: $
??Housing: $ 645.00
??Insurance: $ 100.00
??Car expenses: $ we own both vehicles
??Utilities: $ 150.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $ 450.00
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425999
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	13	Length of status:	4y 3m
Amount delinquent:	$150	Revolving credit balance:	$115	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dime-achievement	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Computer Repair Shop
Purpose of loan:
This loan will be used to secure a lease on a building to use for a pc repair shop and to purchase some inventory.
My financial situation:
I am a good candidate for this loan because I am trustworthy and have learn from past mistakes. This computer repair shop has been a dream of mine ever since I got my first computer. I am certified as a pc technician. have an associates degree.

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 00
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426003
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.53%	Starting borrower rate/APR:	22.53% / 24.80%	Starting monthly payment:	$576.98

Auction yield range:	8.18% - 21.53%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	840-860 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	32	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,028	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	felicity-bell	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start a New Restaurant
Purpose of loan:
I am opening a new restaurant.

My financial situation:
I am a good candidate for this loan because
1, I have already co-owned 2 restaurants. I sold them both for a profit. ? This is my first restaurant without any equity investors.
2, This is an excellent location in a busy town center that has first-class retailers, two theaters, offices, condos, apartments and hotels.
3, I am taking over a closed restaurant with almost everything already built.? I have all the money I need to open this restaurant, but I am building a reserve fund.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426005
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$927.34

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	28	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$7,407	Occupation:	Homemaker
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	66%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	19	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	transparency-palace	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan: Pay off $15000 in Credit Card Debt & a $5500 Personal Loan
This loan will be used to?

My financial situation: I pay my bills on time
I am a good candidate for this loan because?

Monthly net income: $?3000?

Monthly expenses: $
??Housing: $ 829????
??Insurance: $?85??Car expenses: $?210??Utilities: $ 200
??Phone, cable, internet: $ 140
??Food, entertainment: $?400??Clothing, household expenses $?250??Credit cards and other loans: $?877 will be paid off with this loan??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426007
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1990	Debt/Income ratio:	39%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	21 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$51,644	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	akittelson	Borrower's state:	California	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	46 ( 100% )	600-620 (Latest)
Principal borrowed:	$7,200.00	< mo. late:	0 ( 0% )	580-600 (Feb-2008) 620-640 (Mar-2007) 600-620 (Mar-2007)
Principal balance:	$2,414.05	1+ mo. late:	0 ( 0% )
Total payments billed:	46
Description
Shift From Revolving to Installment
I would like to pay off one of my credit cards, transferring the money from revolving to installment. This way I?will eliminate that debt in three years.

My first plan of action was to call the bank and?ask them to?at least lower my interest rate. They?declined.?My?subsequent plan of action is to shift?the balance?from revolving with an open-ended time frame to installment with a much shorter time frame.

I would love to use a Prosper loan to pay off my card because then I will?have paid it off in three years, and?also because then private investors like you will be able to reap the rewards.

I have no blemishes on my credit ? not a single 30-day late or anything like that.

I have been a great Prosper customer. I have one paid loan and?another current loan. I have never been late.

I teach high school English. I work overtime during the school year and also during summer in order to keep my income levels high. I also coach actors.

Additionally, I?write a regular column for examiner.com.

My monthly gross is $8,377. My monthly expenditures are?approximately $6,000 ??some of which is high interest, revolving debt?repayment that I am working on both whittling down and turning into short-term installment loans.

By?refinancing just this one credit card, I will be one step closer to freeing myself from high interest, long term revolving debt that grows and grows.

I would rather spent my money on: Web site development,?Search engine optimization, ISBN?s,?and electronic marketing of my?literary wares.

Feel free to affirm my creative potential by visiting:

My classroom Web site: http://www.webstaclecourse.com

And my comedy column: http://www.examiner.com/x-6002-LA-Comedy-Examiner

I appreciate your consideration. Hopefully you can see from my credit history, my Prosper accounts, my perseverance and my potential that I am a good bet.

Monthly expenses: $ 5965
??Housing: $ 1695
??Car/insurance/maintenance/gas expenses: $?650
??Utilities: $?60
??Phone, cable, internet: $ 120
??Food, entertainment: $?440
??School supplies, household expenses $?180
??Credit cards and other loans 2700
? Charity 120
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426009
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$572.86

Auction yield range:	8.18% - 21.00%	Estimated loss impact:	7.49%
Lender servicing fee:	1.00%	Estimated return:	13.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1992	Debt/Income ratio:	25%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$40,785	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	CrossCT	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
The purpose of this loan is to consolidate several debts incurred over the last few years for home improvements and education. I'm looking to reduce my average interest rate on several higher rate financing programs. I have excellent credit and my household is in very good financial condition. Thanks for considering!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426011
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1996	Debt/Income ratio:	32%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	13 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	12y 1m
Amount delinquent:	$0	Revolving credit balance:	$7,136	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	85%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sweetmd	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	600-620 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	620-640 (Oct-2007)
Principal balance:	$4,485.35	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
2nd Prosper loan-pay off cards
Purpose of loan:
This loan will be used to? consolidate bills in order to make just one payment with affordable interest. I have used a portion of my?first loan towards a home business that did not prosper. I took a small pay-cut from?the company that?I have been with for 12 years?and all benefits were canceled (medical, dental and life insurance); thus, leaving me with more out-of-pocket expenses. I guess a lot of companies, including ours,?were really affected by the recession. But even with the bad economy, I consider myself fortunate for still being employed. My bosses assured me though?that my job is secured and?once the company is back on its feet again, they will reinstate?the employees'?old salary and give us back the percentage that they took from us.?With the pay-cut and the cancellation of benefits, it did take away a lot from me intended for my savings.?With this loan, I'll be able to consolidate payments from 3 credit cards with very high interest rates and make just one affordable payment; hence, leaving me with?a little bit of?money to add to my savings and hopefully, pay for my own medical insurance.

My financial situation:
I am a good candidate for this loan because? Though my credit score is low, I pay my loans on time.?Prosper will be able to vouch for this since I haven't missed any payments on?my first loan and I only have 13 more months to pay it off. Moreover, this loan?will?pay-off 3 credit cards?that will allow me to?have?extra?money to?add to my?savings for emergency use. I just need to get a loan where I can have a little breathing room?with my finances.

Monthly net income: $ 3094.72

Monthly expenses: $
??Housing: $?775
??Insurance: $ 0
??Car expenses: $?290
??Utilities: $?35
??Phone, cable, internet: $ 20
??Food, entertainment: $?250
??Clothing, household expenses $?150
??Credit cards and other loans: $ 900, including payment for the my first loan with Prosper
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426015
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-2002	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	10	Length of status:	4y 11m
Amount delinquent:	$500	Revolving credit balance:	$224	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	20	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sensible-social9	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay student loans and credit cards
Purpose of loan:
This loan will be used?to pay off student loans as well as credit cards and help build better credit score?

My financial situation:
I am a good candidate for this loan because for almost the past year i have made all credit card and student loan payments on time and usually more than minimum payments

Monthly net income: $ 964.33

Monthly expenses: $
??Housing: $ 1170
??Insurance: $ 25.00
??Car expenses: $ 0.00
??Utilities: $ 60.00
??Phone, cable, internet: $ 260
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $?300
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426019
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$143.60

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1991	Debt/Income ratio:	38%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	17 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	60	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,877	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	belovednut	Borrower's state:	Massachusetts	Borrower's group:	BuildingTree
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	20 ( 83% )	640-660 (Latest)
Principal borrowed:	$3,100.00	< mo. late:	4 ( 17% )	620-640 (Aug-2008) 620-640 (Nov-2007) 600-620 (May-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Consolidating High Interest Loans
About Me:

I am currently an attorney in good standing in Boston, Massachusetts.? I had one prosper loan before, which I have paid off completely.? I am employed full-time and make close to $80,000.00 per year.

Purpose of Loan:

I have a couple of personal loans with high interest rates that I would like to consolidate so I can have the ease of paying just one bill.? I am also seeking to improve my credit score.? I am currently applying for a few government jobs which require background checks, including credit checks.? I?am, therefore, on a mission to pay down my debts and improve my credit score as quickly as possible.

My financial situation:

I currently have a good job as a contract attorney and am able to comfortably?make the $300+ monthly loan payments.? I am a very hard working individual and always pay my debts.??My goal is to pay off this loan in less than 1 year so that I may get rid of my debt completely, raise my credit score above 720, and start saving money.? I am highly motivated to pay down my debts so that my credit?score can increase as soon as possible.? Additionally, I am currently living with my sister, who is allowing me, out of the goodness of her heart, to live with her rent free so that I can continue to pay down my debts as quickly as possible.? As a result, I don't have any monthly housing or utility expenses.? Furthermore, I do not have, nor have?I ever had, any bankruptcies, unpaid liens or judgments against me.? Should you have any questions about this loan request, please don't hesitate to contact me.

Monthly net income: $ 5,200.00?

Monthly expenses: $
??Housing: $ 0.00?
??Insurance: $ 145.25?
??Car expenses: $ 260.76
??Utilities: $ 0.00
??Phone, cable, internet: $ 47.83
??Food, entertainment: $?600.00
??Clothing, household expenses $ 100.00?
??Credit cards and other loans: $ 1,077.00
??Student Loans????????????????????? $ 1,100.00
??Other expenses: $ 0.00

Thank you so much for your time and consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426021
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$362.43

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1988	Debt/Income ratio:	40%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	15 / 13	Employment status:	Retired
Now delinquent:	0	Total credit lines:	33	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$13,712	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	greenback-lionheart	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my high interest credit
Purpose of loan:
This loan will be used to pay off all my extremely high interest rate credit cards.? I?will close all but 2 cards (Sears cl $900 & Juniper cl $1500) to be used for emergency purposes only!???

My financial situation:
I am a good candidate for this loan because I am a single parent who has never received financial help from my child's father and have fully supported my son on my own.? I recently enrolled my son in private school due to horrible public schools in our area (Riverview Gardens).? Neighboring schools aren't any better!? Believe me, it took a lot of thought, but I know?I did the?right thing, even though it is very expensive.??Although I had to file for bankruptcy in 2001, it was mainly due to my child's father running up?our credit cards!? He has since disappeared and the state cannot locate him for his accountability.? I lost my job of 20 years in 2003 and my income had dropped significantly.? I had to put many things on my credit cards including my monthly expenses.? And if you can imagine my interest rates on the cards!? I have NEVER missed a payment on any of my obligations.? I really want a manageable monthly payment with a reasonable interest rate.? With the new credit card changes to come into effect next year,?ALL of the credit card companies have raised their rates significantly, regardless of my payment history!? Also, I really need to get a?different car...my current car is a 1998 with many problems.? I bought it brand new and paid it in full NEVER missed a payment!? ?It is so hard to obtain a loan?today?unless you have impecible credit!? I really want to pay off everything, but with the interest rates so outrageous, I'll never do it!!? Please help!? You won't be sorry!

Monthly net income: $ 2241

Monthly expenses: $
??Housing: $ 575
??Insurance: $ incl
??Car expenses: $ 50
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 600
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426023
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1995	Debt/Income ratio:	24%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,957	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	36%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	safe-finance	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding
Purpose of loan:
This loan will be used to?
To help with rest of the wedding
My financial situation:
I am a good candidate for this loan because?
I'm starting a family and I have two jobs to pay back this loan

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 625
??Insurance: $ 111
??Car expenses: $ 230
??Utilities: $ 50
??Phone, cable, internet: $ 75
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426025
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-2002	Debt/Income ratio:	16%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	1y 7m
Amount delinquent:	$97	Revolving credit balance:	$7,460	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	speedy-bill	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
No more High-Interest Credit debt!
Purpose of loan:
This loan will be used to? pay off high-interest lines of revolving credit so I can close the accounts forever!
I've been a loyal customer to my credit card companies, and even though as student I wasn't the best user of credit, I paid off all my cards two years ago and started over with the accounts fresh. While hunting for jobs, I racked up some debt, but I paid on time, all the time. When I got a job in 2008, I paid them every month on time, but last October all my rates were pushed over 25%, and many of my limits reduced below the balances. So I've paid and paid and paid, every month, but my rates are still sky high and I can't seem to regain my momentum from previous pay-offs. Now, I want to help someone like you make a little money directly while closing my revolving accounts forever. These people are taking our tax money to bail themselves out but they're not bothering to return the favor to the millions of customers who are doing their part in tough times.

My financial situation:
I am a good candidate for this loan because?I'm fully employed in a stable environment with a decent income. Although I live in an expensive city, my expenses are very manageable, and with a low-interest loan, I could easily pay this debt down with a solidly decent return in 12-18 months. As you'll see in the breakdown below, I'm already paying upwards of $850 a month in credit cards. If I pay that on a 30% loan, you'll get a return in less than a year. At a much more manageable $600 per month, the loan closes out in 14 months.

Monthly net income: $3500

Monthly expenses: $3380
??Housing: $850
??Insurance: $525
??Car expenses: $0
??Utilities: $0
??Phone, cable, internet: $55
??Food, entertainment: $375
??Clothing, household expenses $0
??Credit cards: $825
Student Loans: $350
??Other expenses: $400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426027
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$240.31

Auction yield range:	11.18% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1991	Debt/Income ratio:	33%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$69,363	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	attentive-market	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Cards Consolidation
Purpose of loan:
This loan will be used to? pay off 2 high interest credit cards

My financial situation:
I am a good candidate for this loan because? very steady and secure job, same with my wife. We have NEVER been late with any bill payment, EVER!

Monthly net income: $ 6800

Monthly expenses: $
??Housing: $ 1600
??Insurance: $ 120
??Car expenses: $ 450
??Utilities: $?180
??Phone, cable, internet: $ 180
??Food, entertainment: $ 600
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 2000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426029
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$513.18

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1997	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	10y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,214	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	78%	Stated income:	$1-$24,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	deal-authority9	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Debt
Purpose of loan:
This loan will be used to? Consolidate and Payoff Debt within the next few years.

My financial situation:
I am a good candidate for this loan because?

undefinedundefined Back in June 2008 I bought my first home with my then fianc?. We both had very good full-time jobs (my husband is still employed full-time), but with our new mortgage payment and saving for a wedding we incurred some extra debt. After our wedding in January 2009, just 7 months later, we thought we?d have some extra money, but basically broke even between our wedding gifts $$ and what we spent. Then in April 2009 one of our two PAID FOR cars died and we had to by a car (used of course) so now we had a car payment. Our expenses kept increasing. We?ve always been good about paying everything on time and over the minimums on our credit cards. Recently I went from full-time to contract at a company I?d been with for 10 years and I also nanny for two families. So I contribute @ $2000/mo my share towards our household income(net). What I am looking for is a personal loan to consolidate my debt, at a reasonable interest rate, so that it?s all paid off within a few years. FYI-My husband brings in a monthly amount as well, but on this website it asks me to list only MY monthly income, not both of ours.

Monthly net income: $ 2500.00

Monthly expenses: $
??Housing: $ 2085 ????
??Insurance: $ 165
??Car expenses: $ 234
??Utilities: $ 200
??Phone, cable, internet: $ 70
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 40
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426031
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.12%	Starting borrower rate/APR:	30.12% / 34.15%	Starting monthly payment:	$42.52

Auction yield range:	11.18% - 29.12%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1997	Debt/Income ratio:	11%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$463	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	thenye1	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,200.00	< mo. late:	0 ( 0% )	580-600 (Feb-2008)
Principal balance:	$714.99	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Fiancee Visa
Purpose of loan:
This loan will be used finish the fiancee visa application process for my future wife living in the Philippines.? My previous Prosper Loan has been paid on-time since its inception and this loan will be no different.? I recently purchased a 2 bedroom/2 bath mobile home and took a break from being a Civil Engineering Student at WSU to acquire a job with the local city in the Public Works Department.? Decent pay with good benefits.

My financial situation:
I am?an excellent?candidate for this loan because I pay back what I borrow and this can be seen by my previous loan payments.? I had to dip into the visa and travel fund to get?my vehicle repaired recently and this loan would help immensely tie up some loose ends for the fiancee visa.

Thank you for taking a look at my Prosper Loan Profile.?

Monthly net income: $2735

Monthly expenses: $1090

??Housing: $?521
??Insurance: $?42
??Car expenses: $50
??Utilities: $?150??
? Phone, cable, internet: $?80??
? Food, entertainment: $?200??
??Credit cards and other loans: $?47
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426035
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-2000	Debt/Income ratio:	39%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	23	Length of status:	1y 0m
Amount delinquent:	$736	Revolving credit balance:	$9,086	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	finance-acrobat	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	600-620 (Oct-2008) 620-640 (Aug-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
Pay off a payday loan
Purpose of loan:
This loan will be used to pay off a payday loan that I took out to?pay for emergency auto repairs.??

My financial situation:
I am a good candidate for this loan because I have always taken full responsibility for what I owe.???I am honest, trustworthy, hardworking and reliable.?? I have already paid off?a previous prosper loan for $2000.00.? ?

My one public record is for a?tax bill from my divorce in 2005. ?The tax owed that year was the responsibility of my ex-husband, as per our divorce agreement.????However, after years with no contact,?I got surprised with this bad mark on my credit report. ?I paid the balance due, but cannot remove the mark from my credit, since the return was filed as a jointly.?? Another life lesson learned.

I do not have a delinquent account for $736.?I?m not sure why it shows that I do??? That is a credit card that I have a payment agreement on and pay $130.00 every 15th of the month, more if I can. ??It?s currently down to $476.00.?

Monthly net income: $ 1500

Monthly?expenses : $ 1100
?(Living?with?fiance, therefore my expenses are vastly reduced)?
????My?share of Housing: $?200??
??? Auto/renters Insurance: $ 70??
??? Car loan: $ 260??
??? My share of utilities: $?0??
????Phone, cable, internet: $ 55??
??? Food, entertainment: $ 150??
??? Clothing, household expenses $ 50??
??? Credit cards and other loans: $?200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426037
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$176.42

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1994	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Part-time employee
Now delinquent:	2	Total credit lines:	30	Length of status:	4y 11m
Amount delinquent:	$413	Revolving credit balance:	$11,630	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	hmack04	Borrower's state:	Colorado	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Son's braces + paying off debit

Purpose of loan: The purpose for this loan is to consolidate a few of my credit cards plus finish paying braces for my son.
I'm not sure why my rating is low with prosper, I am listing this auction at a high rate hoping to build my credit.
I am a home owner. Both my husband and I are employed.
My home appraised at 240,000.00 and we owe 186,000.00 on it. ?I didnt refinance because I needed to buy points and I felt it would be better to take a personal loan. with this loan (after my payment to prosper) it will free up my monthly bills about 450.00, Thank you for reading!!

---------------------------------------
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426039
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.50%	Starting borrower rate/APR:	15.50% / 17.68%	Starting monthly payment:	$157.10

Auction yield range:	14.18% - 14.50%	Estimated loss impact:	14.62%
Lender servicing fee:	1.00%	Estimated return:	-0.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1995	Debt/Income ratio:	6%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	9	Length of status:	3y 1m
Amount delinquent:	$4,035	Revolving credit balance:	$1,110	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$100,000+
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	1
Screen name:	trade-socrates	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a Vespa to save on gas
Purpose of loan:
This loan will be used to purchase a Vespa.? Want to save money on gas.

My financial situation:
I am a good candidate for this loan because I have had secure employment for more than three years with a growing company.? I have small monthly recurring charges.

Monthly net income: $ $65,000

Monthly expenses: $
??Housing: $1700.00
??Insurance: $22.00
??Car expenses: $0
??Utilities: $ 65.00
??Phone, cable, internet: $ 60.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426045
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$693.31

Auction yield range:	8.18% - 14.00%	Estimated loss impact:	8.81%
Lender servicing fee:	1.00%	Estimated return:	5.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-2004	Debt/Income ratio:	24%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,527	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	proper-generosity9	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Invetment property rehab
Purpose of loan:
Will use these funds for rehab of an investment property that I am currently in the process of purchasing. Once rehab is complete property will be rented. Once I have owned the proprty for 12 months I will refinance property and either move on to different property or simply pay this loan in full. I have already done this with 2 other properties. I also use a property management firm to screen applicants, collect rent and deal with maintenance issues.?

My financial situation:
I also would be willing to secure this loan with a lien on properties that I already own. I am a mortgage professional by trade so I am very experienced in these matters. I am confident in my ability to repay this obligation.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426051
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-2006	Debt/Income ratio:	18%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	JESSICE66	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	620-640 (Aug-2009) 620-640 (Feb-2008)
Principal balance:	$2,791.85	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Pay Off some outstanding Debts
Purpose of loan:
This loan will be used to pay some outstanding debts which I incurred after a lengthy custody dispute and subsequent move to the DC area.
My financial situation:
I am a good candidate for this loan because I am and always have been responsible, trustworthy, and honest. My daughter means everything to me, and I must be in her life.??

Monthly net income: $ 2300

Monthly expenses: $
??Housing: $875
??Insurance:? car insurance $179
??Car expenses: $475 (car note, gas, etc.)
??Phone, cable, internet - $75
??Food, entertainment: $20?
??Credit cards and other loans:?$175 (Prosper Loan)
??Other expenses:? Child Support - $450
??????????????????????????? IRS: $1,700
??????????????????????????? Attorney: $1,000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426053
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.99%	Starting monthly payment:	$61.54

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1974	Debt/Income ratio:	>1000%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	19 / 19	Employment status:	Retired
Now delinquent:	2	Total credit lines:	40	Length of status:	1y 8m
Amount delinquent:	$1,616	Revolving credit balance:	$34,190	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	wise-graceful-wampum	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING HIGH INTEREST CREDIT CARD
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?There maybe times i did get behind on some of my payments, but always took care of them. I have a card I just can't seem to get paid off, and I would love to just due away with that payment and work on another with high interest. Thank you

Monthly net income: $
1200 - 1500 with my partime job as a caregiver. I live with my husband and he handles? most of the expense of our home.?
Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $ 50.00
??Clothing, household expenses $
??Credit cards and other loans: $ 250.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426061
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 24.87%	Starting monthly payment:	$37.71

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1996	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,063	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	jkohn600	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Credit Cards
Purpose of loan:
This loan will be used to pay off 4 credit cards. My wife and I have accumulated this debt as I went back to school and just finished my Accounting degree.

My financial situation:
I am a good candidate for this loan because my wife and I both work full time?positions and can easily make this payment.?We would just like to consolidate to?a less rate.?

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 900
??Car expenses: $ 700
??Utilities: $ 150
??Phone, cable, internet: $ 125
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426065
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1984	Debt/Income ratio:	56%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	34	Length of status:	1y 8m
Amount delinquent:	$60,541	Revolving credit balance:	$4,069	Occupation:	Clerical
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	44%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	azsistah	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business investment
Purpose of loan: To consolidate credit card?and personal lines of loans
(explain what you will be using this loan for) I have opened personal lines of credit in order to start a online home business, after paying for a startup fee along with a supply of merchandise I quickly began to see that the MLM company was not profitable as I had hoped it would be.

I also used credit cards to financed a software program?investing in the Forex Markert, I soon realized it takes lots of money to reap the rewards of investing in the foreign market.

My financial situation:
(explain why you are a good candidate for paying back this loan) I'm a good candidate because I always repay my debts, my income stated is without commission which can range from $1,800 to $5,900 additional per month.

I'm a good financial manager when it comes to my money, granted I've made a couple of poor decisions this year, however I have learned my lesson. ?I will be able to save more if this loan is granted and with those savings I can invest in the stock market?and hopefully will be able to help my son more?with his college tutition.?

Monthly net income: $ 3,600.00????????????????

Monthly expenses: $ 3,033.00
??Housing: $ 1,590.00????
??Insurance: $ 120.00
??Car expenses: $ 350.00
??Utilities: $ 173.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 400.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426067
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$916.40

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1991	Debt/Income ratio:	12%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	18 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	10y 4m
Amount delinquent:	$0	Revolving credit balance:	$299,073	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	transaction-pal1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
High earner, needs loan!
Purpose of loan:
This loan will be used to help consolidate debt following a divorce.? I have a great job and and a high income earner and am looking to clean things up

My financial situation:
I am a good candidate for this loan because I work for a top Medical company, and have very stable income(on a three year guarantee)

Monthly net income: $ 21000

Monthly expenses: $
??Housing: $ 2600
??Insurance: $
??Car expenses: $ 571
??Utilities: $ 800
??Phone, cable, internet: $ 250
??Food, entertainment: $ 1500
??Clothing, household expenses $ 500
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426071
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	18.75%	Starting borrower rate/APR:	19.75% / 21.98%	Starting monthly payment:	$740.73

Auction yield range:	8.18% - 18.75%	Estimated loss impact:	6.64%
Lender servicing fee:	1.00%	Estimated return:	12.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1999	Debt/Income ratio:	15%
Credit score:	820-840 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$893	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	commerce-sunrise	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Hardware and Software Launch
Purpose of loan:
This loan will be used to expedite the launch of two hardware, three software, and multiple technology presentation products.? Our company has been working on many of these products with our personal?funds and are within months of launching most of our products and services.? We would like to hire a few paid employees that we have had years of experience with and setup our marketing launch material and environment.

My financial situation:
I am a good candidate for this loan because I have always re-paid my investors and I have a couple of partners that are financially stable and that I currently work with at a engineering firm that are also dedicated to making this a successful business model.? We have a few working business models, currently and we have many services that we do now, that are already successful but don't bring in enough investment cash to launch these new services and products in an expedited time-frame. We expect and have calculated, for our demographic area, that our ROI will be within 6 months of our product launch and this can fluctuate depending on how quickly we launch these new products and services.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426079
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1990	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	7y 9m
Amount delinquent:	$0	Revolving credit balance:	$69,769	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	euro-chef	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
MBA tuition
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $?1633
??Insurance: $ 50
??Car expenses: $?150
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426085
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$176.42

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	3	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,482	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	entrepreneur310	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repairing Products For Christmas
Purpose of loan:
This loan will be used to pay for spare parts and labor.
I will be repairing guitar hero world tour band kits and rock band 2 kits

My financial situation:
I am a good candidate for this loan because I have over 1000 units to be repaired and sold. I will easily pay off the entire loan by the end of this year.

Monthly net income: $7,000.00

Monthly expenses: $4975
??Housing: $0
??Insurance: $125
??Car expenses: $400
??Utilities: $125
??Phone, cable, internet: $125
??Food, entertainment: $1000
??Clothing, household expenses $0
??Credit cards and other loans: $2000
??Other expenses: $1200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426087
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1998	Debt/Income ratio:	24%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	38	Length of status:	5y 3m
Amount delinquent:	$471	Revolving credit balance:	$20,320	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	investment-grid	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay?down?some of my revolving credit lines?and have one monthly payment. ??

My financial situation:
I am a good candidate for this loan because I am a very responsible person when it comes to paying my bills on time. I have been employed with my company for more than 5 years and have maintained a fair to good credit rating since I graduated from college. I have had to utilize my revolving credit lines more than ususal this year and would like to consolidate the majority of those lines into one payment that would make it easier for me to manage my finances on a monthly basis.

Monthly net income: $4855

Monthly expenses: $
??Housing: $1095
??Insurance: $ 85
??Car expenses: $498
??Utilities: $215
??Phone, cable, internet: $158.51?
??Food, entertainment: $?200
??Clothing, household expenses $ 50
??Credit cards and other loans: $785?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426089
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$126.66

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1998	Debt/Income ratio:	28%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	8 / 6	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	8y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,689	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	59%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	11
Screen name:	surleyb3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	620-640 (Aug-2009) 520-540 (Aug-2008) 540-560 (Jul-2008) 540-560 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
3rd Listing Same Cause
I am seeking a second loan with prosper. I obtained a loan through prosper last year to help my son. I paid that loan off in a matter of 10-11 payments. I also cleaned up my credit tremendously by removing all the false information being reported from Identity Theft. A few months back I paid all of my credit cards and small loan off and that enabled me to gain better control of my finances. Although prosper grades me @ ?HR? my actual FICO is 698 with Experian as of 9/1/09 and that is due in part to the fact that I have inquiries stimulating from my husband and I shopping for a new home loan.

I am now turning to prosper one more time seeking a loan to help me get from under another loan obligation I took out in order to get my grandparents car repaired. I took the loan out for them because I was a better candidate for approval. The car repair was over $2000, so I obtained the loan for them from a place called Cash Call. My grandparents have agreed to pay the monthly note and have made one payment so far, but the APR for this loan is highway robbery. So since this loan is legally my responsibility, I would prefer to restructure the situation to make it more affordable for me to pay for it instead of them. This is because they are both on fixed incomes.

My current income and debt status is as follows;
I work part time and I?ve been with the same employer for over 8yrs, I receive SSDI, and I also receive child support. My net income is $2978.00 monthly. My monthly disbursement for general household and credit is approximately $900, and my husband takes care of the rest of the bills. This leaves me with more than enough income on a monthly basis to repay this loan if it is granted. There was doubt that my last loan would be granted and re-paid, but both theories were proven wrong. I ask the lenders at prosper to trust in me once again and enable me to keep my financial situation under control as well as help me to help my grandparents. Please feel free to ask me question. Thank you in advance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426091
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.98%	Starting borrower rate/APR:	15.98% / 19.67%	Starting monthly payment:	$35.15

Auction yield range:	6.18% - 14.98%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1983	Debt/Income ratio:	18%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	40	Occupation:	Other
Amount delinquent:	$455	Revolving credit balance:	$6,796	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	order-eclipse	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying of smaller loans
Purpose of loan:
This loan will be used to? pay off a smaller loan that I got from a payday lender. it was a mistake because it is so hard to pay them down. The amount of the payday loan is $600 I'm currently paying them $90 twice a month. It's rare that I'm able to pay at least $50 over that amount, which is the required rate of pay. If I'm able to get $1000 loan at a half decent rate, paying in installments it would help a lot. This payment is $180 each month with no change in the original $600.? I know I'll be able to pay at least what I'm paying them but I will be actually paying the loan off. The extra will help take care of a couple other small things I want to just get off my shoulder.

My financial situation:
I am a good candidate for this loan because?I have steady income. I work for the state of South Carolina. My checks are auto-deposit and when I have a bit of financial trouble through the year, most things are taken care of and paid off at income tax time. I do have one other financial company I deal with as a long standing local company for emergency situations should they arrise.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426097
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1997	Debt/Income ratio:	30%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	65	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,240	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	35%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	Richard12167	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement/Pay off CC's
Purpose of loan:
Finish building a deck and pay off a couple of small CC bills..
My financial situation:
I have been with the same employer for 9 years and have never had a late payment on any credit account.

Monthly net income: $ 3800

Monthly expenses: $
??Housing: $ 935
??Insurance: $ 100
??Car expenses: $75.00?
??Utilities: $ 80
??Phone, cable, internet: $100
??Food, entertainment: $?125
??Clothing, household expenses??
??Credit cards and other loans: $80
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426099
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 30.66%	Starting monthly payment:	$49.24

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1999	Debt/Income ratio:	16%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	12y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,631	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	0
Screen name:	affluence-cargo	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
holiday
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426105
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.18%	Starting borrower rate/APR:	19.18% / 22.42%	Starting monthly payment:	$558.83

Auction yield range:	17.18% - 18.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1993	Debt/Income ratio:	78%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$16,803	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	payment-chosen-one	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
getting out of debt
Purpose of loan:
This loan will be used to? pay off existing debt and go back to school

My financial situation:
I am a good candidate for this loan because? I have a stable credit and job history.?

Monthly net income: $ 3700

Monthly expenses: $
??Housing: $
??Insurance: $ 150
??Car expenses: $?
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426109
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 21.92%	Starting monthly payment:	$36.24

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-2004	Debt/Income ratio:	21%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	2y 2m
Amount delinquent:	$5,460	Revolving credit balance:	$1,999	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$1-$24,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	transaction-marble	Borrower's state:	Florida	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting Ahead of Think Cash Robbery
This loan will be used to pay off outstanding debt with a Think Cash Loan.

You will make a quick gain on your investment flawlessly!

I am a good candidate for this loan because this loan will be paid without failure b/c I make my minumum payments to my Think Cash account in the amount of $180.00/month already. This Prosper loan would cut that payment down to a more manageable payment and will be paid off in only 2 months. ?Any help would be greatly appreciated.

Monthly net income: $ 1500 (not including my wife?s which makes almost twice as much)
Monthly expenses: $ 1272Housing: $ 576
Insurance: $ 83
Car expenses: $ 30????????
Utilities: $ 150
Phone, cable, internet: $ 0?/ I work for?a?cable tv, internet, and phone co.
Food, entertainment: $ 200
Clothing, household expenses $ 20

??????????????Consolidating this debt and avoiding those dirty traditional consolidating companies would be the best thing to help me boost my credit rating. I can't get a loan to do this with low credit ratings (b/c of high balances) anywhere else. PLEASE HELP-- I NEED TO GET OUT OF THE TRADITIONAL CREDIT / LOANING LOOP THAT GETS ME NOWHERE!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426111
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.60%	Starting monthly payment:	$61.24

Auction yield range:	17.18% - 26.00%	Estimated loss impact:	20.50%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1995	Debt/Income ratio:	19%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	23	Length of status:	18y 4m
Amount delinquent:	$97	Revolving credit balance:	$1,531	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	1
Screen name:	FTD	Borrower's state:	Texas	Borrower's group:	Real Estate Purchase and Improvement
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 97% )	620-640 (Latest)
Principal borrowed:	$1,900.00	< mo. late:	1 ( 3% )	600-620 (Jun-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Journalism school tuition
Purpose of loan:?to pay for my final tuition before I can obtain my diploma in journalism school?
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I paid in full my first loan in Prosper

Monthly net income: $ 3,500

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 130
??Car expenses: $ 420
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 140
??Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426115
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	22.93%	Starting borrower rate/APR:	23.93% / 26.22%	Starting monthly payment:	$587.94

Auction yield range:	8.18% - 22.93%	Estimated loss impact:	7.54%
Lender servicing fee:	1.00%	Estimated return:	15.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1985	Debt/Income ratio:	17%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	12y 0m
Amount delinquent:	$0	Revolving credit balance:	$37,783	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	relentless-gain8	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Transition "cushion"
Purpose of loan:
This loan will be used to? provide a cushion for me as I transition from an employee to an independent contractor with my current employer. ? I?will be?given a 12 month income guarantee during the transition, but I may have some additional, short term business expenses that I need to be prepared to handle.

My financial situation:
I am a good candidate for this loan because? My income has been growing 10 to 30% each year for the past 8 years.? I do not anticipate this changing, otherwise I would not be making this transition.?? My wife and I have been married for?over 21 years and neither of us have ever been late on a single payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426121
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	5.00%	Starting borrower rate/APR:	6.00% / 8.06%	Starting monthly payment:	$76.05

Auction yield range:	4.18% - 5.00%	Estimated loss impact:	2.10%
Lender servicing fee:	1.00%	Estimated return:	2.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1976	Debt/Income ratio:	Not calculated
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,811	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	shark1234	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reinvest In Prosper
I am currently employed full time. I have a college degree with a BA in business and have been employed for the past 10 years. I plan on using this loan to reinvest in a diversified Prosper Lending Portfolio with investments ranging in size from $25 to $200 with the intention of generating a higher spread then my proposed interest rate of 7.5%, I currently have significant liquidity exceeding $75k. I don't need to take this loan as I have the cash on hand but thought if I could borrow at a low cost this would be a good use of leverage to enhance my investment portfolio's returns.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426133
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.08%	Starting borrower rate/APR:	9.08% / 12.62%	Starting monthly payment:	$31.84

Auction yield range:	3.18% - 8.08%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-1984	Debt/Income ratio:	12%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$17,421	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	decisive-repayment	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying personal property taxes
Purpose of loan:
This loan will be used to pay?two personal property tax bills.

My financial situation:
I am a good candidate for this loan because in addition to my steady income,?I will be receiving a lump sum?distribution within the next 15 days and will be able to pay the loan in full.
Information in the Description is not verified.